UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material pursuant to Rule 14a-12

MML SERIES INVESTMENT FUND

MML SERIES INVESTMENT FUND II

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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MML SERIES INVESTMENT FUND and MML Series Investment Fund II

PLEASE REVIEW AND VOTE PROMPTLY UPON RECEIPT

April 1, 2022

Dear Variable Annuity Contract Owner or Variable Life Insurance Policy Holder:

Massachusetts Mutual Life Insurance Company (“MassMutual”), MML Bay State Life Insurance Company (“MML Bay State”), and C.M. Life Insurance Company (“C.M. Life”) (each, an “Insurance Company”) offer variable annuity contracts and variable life insurance policies which make available a number of investment choices. Separate accounts of the Insurance Companies hold the assets that underlie the variable contracts/policies, except those allocated to the Insurance Companies’ general account.

You are receiving this proxy statement due to your indirect investment, through Insurance Company separate accounts, in one or more mutual funds comprising MML Series Investment Fund or MML Series Investment Fund II (separately, the “Trust” and together the “Trusts”). In this proxy statement, each of those mutual funds is referred to as a “Fund” or the “Funds;” each Fund is a series of a Trust.

If you have had your variable annuity contract or variable life insurance policy for some time, you will recall that, although your Insurance Company in fact owns the shares of the Funds, your Insurance Company periodically asks you to tell it how you would like it to represent your indirect interests at meetings of shareholders of the Funds.

Included in this booklet is information about the upcoming shareholders’ meeting of the Funds (the “Meeting”) to be held on May 25, 2022:

•	Important Information to Help You Understand and Provide Voting Instructions on the Proposals;
•	A Notice of Meeting of Shareholders of each of the Funds, which summarizes the issues for which you are being asked to provide voting instructions; and
•	A Proxy Statement for the Meeting, which provides comprehensive information on the specific issues being considered at the Meeting.

Also enclosed are your voting instruction card(s) and a postage-paid return envelope. You can also provide instructions by telephone or by Internet. Simply call the toll-free number or visit the web site indicated on your voting instruction card(s), enter the control number found on the card(s), and follow the recorded or on-line instructions.

Each proposal has been carefully reviewed by the Funds’ Board of Trustees. The Trustees believe that these proposals are in the interests of shareholders. The Trustees recommend that you vote FOR each proposal.

We encourage you to review each of these items thoroughly. Once you have determined how you would like your Insurance Company to vote at the Meeting, please provide your instructions by telephone or by Internet by following the instructions on your voting instruction card, or mark your preferences on your voting instruction card, making sure that you sign and date your voting instruction card before mailing it in the postage-paid envelope. A prompt response on your part will help to ensure that your interests are represented.

Thank you for responding promptly to this important proxy vote.

Sincerely,

Paul LaPiana
President
MML Series Investment Fund
MML Series Investment Fund II
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Important Information to Help You Understand and Provide Voting Instructions on the Proposals

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement. Please read the full text of the proxy statement. Your voting instructions are important.

What proposals am I being asked to vote on?

All variable contract owners and policy holders will be asked to provide voting instructions on the following proposals:

1.	To elect Allan W. Blair, Nabil N. El-Hage, Michael R. Fanning, Maria D. Furman, R. Bradford Malt, C. Ann Merrifield, Clifford M. Noreen, Cynthia R. Plouché, Jason J. Price, and Susan B. Sweeney as Trustees of each Trust of which the Funds are series.

Depending on the Funds in which you have an interest, you may be asked to provide voting instructions on one or more of the following proposals for any Fund:

2.	To liquidate the MML American Funds International Fund, MML Equity Momentum Fund, and MML Special Situations Fund and distribute the liquidation proceeds to an affiliated money market fund. (To be voted upon by shareholders of the applicable Funds.)

3.	To change the status of the MML Blue Chip Growth Fund and MML Large Cap Growth Fund from “diversified” to “non-diversified.” (To be voted upon by shareholders of the applicable Funds.)

How do the Trustees recommend that I vote?

The Trustees recommend that shareholders vote FOR each of the proposals.

How do I provide voting instructions?

By telephone: Call the toll-free number printed on your voting instruction card(s) and following the recorded instructions.

On-line: Visit www.proxyvote.com and following the on-line instructions.

By mail: Complete and sign the enclosed voting instruction card(s) and mail it (them) in the enclosed postage-paid return envelope.

Proposal 1. To elect Allan W. Blair, Nabil N. El-Hage, Michael R. Fanning, Maria D. Furman, R. Bradford Malt, C. Ann Merrifield, Clifford M. Noreen, Cynthia R. Plouché, Jason J. Price, and Susan B. Sweeney as Trustees of each Trust of which the Funds are series.

What are shareholders being asked to do?

Shareholders are being asked to elect R. Bradford Malt, Cynthia R. Plouché, and Jason J. Price, who are not currently Trustees, and to elect Allan W. Blair, Nabil N. El-Hage, Michael R. Fanning, Maria D. Furman, C. Ann Merrifield, Clifford M. Noreen, and Susan B. Sweeney, each of whom currently serves as a Trustee.

Will a majority of the Trustees be independent of MassMutual?

Yes. Eight of the 10 members of the Board will be “Independent Trustees,” one of whom will serve as the independent Chairperson of the Board. Only two will be considered “interested persons” of MML Investment Advisers, LLC (“MML Advisers”), the investment adviser to the Trusts, under the Investment Company Act of 1940, as amended (the “1940 Act”), which is the federal statute that governs the management and operations of mutual funds.

Proposal 2. To liquidate the MML American Funds International Fund, MML Equity Momentum Fund, and MML Special Situations Fund and distribute the liquidation proceeds to an affiliated money market fund.

Why are you proposing to liquidate MML American Funds International Fund, MML Equity Momentum Fund, and MML Special Situations Fund?

MML Advisers proposed the liquidation of each Fund because each Fund is relatively small and is not expected to achieve substantially larger scale. As a result, the Funds are unlikely to achieve substantial economies of scale in the foreseeable

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future, and MML Advisers does not believe that these Funds will be successful in attracting new assets from investors. MML Advisers believes that investors in these Funds might be better served by other investments that may be available to them.

How will this change affect me as a variable contract owner or policy holder?

If the liquidation is approved, each Fund will be terminated and the Insurance Companies have informed the Trusts that they will use the liquidation proceeds to purchase shares of an affiliated money market fund. The Insurance Companies have informed the Trust that, as a variable contract owner or policy holder, you will have the option to transfer your interest in a liquidating Fund to another investment option under your variable contract/policy either before or after the liquidation. In addition, the Insurance Companies have informed the Trusts that variable contract owners and policy holders will not incur any fees or charges as a result of these liquidations. More information about your investment options is set forth below.

After careful consideration, each Fund’s Board of Trustees has unanimously determined that the liquidation of each Fund would be in the best interest of the Fund and its shareholders.

Proposal 3. To change the status of the MML Blue Chip Growth Fund and MML Large Cap Growth Fund from “diversified” to “non-diversified.”

Why are you proposing this change?

MML Blue Chip Growth Fund and MML Large Cap Growth Fund are currently classified as “diversified” funds for purposes of Section 5(b)(1) of the 1940 Act. Both funds are managed against the Russell 1000® Growth Index, which has become increasingly concentrated in its top holdings (e.g., Apple, Microsoft, and Amazon). Due to the 1940 Act diversification requirements, the Fund must underweight these holdings relative to their weights in the Russell 1000® Growth Index even if the portfolio managers find them to be attractive investment opportunities. In practice, this means that the Funds are unable to invest in these issuers to the extent that the portfolio managers desire as a result of the need to comply with the 1940 Act diversification requirements. Non-diversified status will give each Fund’s investment team increased flexibility to invest a greater percentage of the Fund’s assets in a more limited number of issuers, similar to the Fund’s benchmark. Although each Fund would be exposed to non-diversification risk, as its ability to invest more of its assets in the securities of fewer issuers would increase its vulnerability to factors affecting its larger investments, MML Advisers believes these additional risks are outweighed by the potential for improved performance.

After careful consideration, each Fund’s Board of Trustees has unanimously determined that the reclassification of the Fund as non-diversified would be in the best interest of the Fund and its shareholders.

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NOTICE OF MEETING OF SHAREHOLDERS
To Be Held on May 25, 2022

MML SERIES INVESTMENT FUND
MML Series investment Fund II

1295 State Street
Springfield, Massachusetts 01111-0001

MML Blue Chip Growth Fund

MML Equity Income Fund

MML Equity Index Fund

MML Focused Equity Fund

MML Foreign Fund

MML Fundamental Equity Fund

MML Fundamental Value Fund

MML Global Fund

MML Growth & Income Fund

MML Income & Growth Fund

MML International Equity Fund

MML Large Cap Growth Fund

MML Managed Volatility Fund

MML Mid Cap Growth Fund

MML Mid Cap Value Fund

MML Small Cap Growth Equity Fund

MML Small Company Value Fund

MML Small/Mid Cap Value Fund

MML Total Return Bond Fund

MML Conservative Allocation Fund

MML Balanced Allocation Fund

MML Moderate Allocation Fund

MML Growth Allocation Fund

MML Aggressive Allocation Fund

MML American Funds Growth Fund

MML American Funds International Fund

MML American Funds Core Allocation Fund

MML Blend Fund

MML Dynamic Bond Fund

MML Equity Fund

MML Equity Momentum Fund

MML Equity Rotation Fund

MML High Yield Fund

MML Inflation-Protected and Income Fund

MML iShares® 60/40 Allocation Fund

MML iShares® 80/20 Allocation Fund

MML Managed Bond Fund

MML Short-Duration Bond Fund

MML Small Cap Equity Fund

MML Special Situations Fund

MML Strategic Emerging Markets Fund

MML U.S. Government Money Market Fund

(each, a “Fund” and collectively, the “Funds”)

Dear Variable Annuity Contract Owner or Variable Life Insurance Policy Holder:

Based on allocations of premiums or other amounts under your variable annuity contract or variable life insurance policy issued by Massachusetts Mutual Life Insurance Company (“MassMutual”), MML Bay State Life Insurance Company (“MML Bay State”), or C.M. Life Insurance Company (“C.M. Life”) (each, an “Insurance Company”), you are entitled to instruct your Insurance Company as to how it should vote on certain proposals to be considered at the meeting of shareholders (the “Meeting”) of MML Series Investment Fund and MML Series Investment Fund II (separately, the “Trust” and together the “Trusts”) and their constituent Funds.

The Meeting will be held on May 25, 2022 at 3:30 p.m. EST (the “Meeting Date”) solely by means of remote communication. Instructions on participating in the Meeting are provided below. You are entitled to provide your Insurance Company with voting instructions on Proposal 1 below, and, depending on the Fund(s) you own, potentially on Proposal 2 and/or 3:

1.	To elect Allan W. Blair, Nabil N. El-Hage, Michael R. Fanning, Maria D. Furman, R. Bradford Malt, C. Ann Merrifield, Clifford M. Noreen, Cynthia R. Plouché, Jason J. Price, and Susan B. Sweeney as Trustees of each Trust of which the Funds are series for an indefinite term of office (To be voted upon by the shareholders of the Trusts as a whole);
2.	To liquidate certain Funds and distribute the liquidation proceeds to an affiliated money market fund (the MML American Funds International Fund, MML Equity Momentum Fund, and MML Special Situations Fund) (To be voted upon by the shareholders of the applicable Funds, voting separately by Fund);
3.	To change the status of the MML Blue Chip Growth Fund and MML Large Cap Growth Fund from “diversified” to “non-diversified” (To be voted upon by the shareholders of the applicable Funds, voting separately by Fund); and
4.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

Each Trust will hold its meeting simultaneously with the other Trust. With respect to Proposal 1, all of the shareholders of Funds that are series of the same Trust will vote together as a single class. With respect to Proposals 2 and 3, shareholders of the applicable Funds will vote separately.

Attached to this notice is the Proxy Statement of the Funds. You are urged to read this statement carefully before voting by telephone or Internet or completing your voting instruction card.

To participate in the Meeting, shareholders must register in advance by visiting https://viewproxy.com/MassMutual/broadridgevsm/ and submitting the required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Trusts’ proxy tabulator.

Shareholders whose shares are registered directly with a Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank, or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 2 days prior to Meeting Date, but in any event must be received by the scheduled time for commencement of the Meeting. Once shareholders have obtained a new control number, they must visit https://viewproxy.com/MassMutual/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting. After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at www.proxyvote.com. Only shareholders of the Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

Andrew M. Goldberg
Secretary
MML Series Investment Fund
MML Series Investment Fund II

April 1, 2022

It is important that your contract or policy be represented. Please provide voting instructions by telephone or by Internet by following the instructions on your voting instruction card, or promptly mark your voting instructions on the enclosed card; then, sign, date, and mail it in the accompanying postage-paid return envelope. Your prompt response will help ensure that your interests are represented.

MML SERIES INVESTMENT FUND
MML Series investment Fund II

1295 State Street
Springfield, Massachusetts 01111-0001

MML Blue Chip Growth Fund

MML Equity Income Fund

MML Equity Index Fund

MML Focused Equity Fund

MML Foreign Fund

MML Fundamental Equity Fund

MML Fundamental Value Fund

MML Global Fund

MML Growth & Income Fund

MML Income & Growth Fund

MML International Equity Fund

MML Large Cap Growth Fund

MML Managed Volatility Fund

MML Mid Cap Growth Fund

MML Mid Cap Value Fund

MML Small Cap Growth Equity Fund

MML Small Company Value Fund

MML Small/Mid Cap Value Fund

MML Total Return Bond Fund

MML Conservative Allocation Fund

MML Balanced Allocation Fund

MML Moderate Allocation Fund

MML Growth Allocation Fund

MML Aggressive Allocation Fund

MML American Funds Growth Fund

MML American Funds International Fund

MML American Funds Core Allocation Fund

MML Blend Fund

MML Dynamic Bond Fund

MML Equity Fund

MML Equity Momentum Fund

MML Equity Rotation Fund

MML High Yield Fund

MML Inflation-Protected and Income Fund

MML iShares® 60/40 Allocation Fund

MML iShares® 80/20 Allocation Fund

MML Managed Bond Fund

MML Short-Duration Bond Fund

MML Small Cap Equity Fund

MML Special Situations Fund

MML Strategic Emerging Markets Fund

MML U.S. Government Money Market Fund

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PROXY STATEMENT

FOR THE MEETING OF SHAREHOLDERS
To Be Held on May 25, 2022
Important Notice Regarding the Availability of this Proxy Statement
This Proxy Statement is available at www.proxyvote.com

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the MML Series Investment Fund and MML Series Investment Fund II (each a “Trust” and together, the “Trusts”), of which each of the above-referenced funds (each, a “Fund” and collectively, the “Funds”) is a series, for use at the meeting of the shareholders of the Funds (the “Meeting”) to be held solely by means of remote communication at 3:30 p.m. EST, on May 25, 2022, and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Meeting of Shareholders (the “Notice”). The Notice, this Proxy Statement, and the enclosed voting instruction card are first being mailed, or otherwise being made available, to shareholders on or about April 8, 2022. Please read this Proxy Statement and keep it for future reference.

The Meeting has been called for the purpose of having the shareholders of the Funds consider and take action upon the proposals listed in the Notice (the “Proposals”). This Proxy Statement contains information you should know before voting on the Proposals. The following are the Proposals presented in this Proxy Statement for which the Funds are soliciting proxies and the Funds that are affected by such Proposals:

Proposal	Affected Funds
Proposal 1: To elect Allan W. Blair, Nabil N. El-Hage, Michael R. Fanning, Maria D. Furman, R. Bradford Malt, C. Ann Merrifield, Clifford M. Noreen, Cynthia R. Plouché, Jason J. Price, and Susan B. Sweeney as Trustees of each Trust of which the Funds are series for an indefinite term of office.	All Funds
Proposal 2: To liquidate certain Funds and distribute the liquidation proceeds to an affiliated money market fund.	MML American Funds International Fund, MML Equity Momentum Fund, and MML Special Situations Fund
Proposal 3: To change the status of the MML Blue Chip Growth Fund and MML Large Cap Growth Fund from “diversified” to “non-diversified.”	MML Blue Chip Growth Fund and MML Large Cap Growth Fund

The principal executive offices of the Trusts are located at 1295 State Street, Springfield, MA 01111-0001. The Trusts were established by Massachusetts Mutual Life Insurance Company (“MassMutual”) for the purpose of providing an investment vehicle for the separate investment accounts of variable annuity contracts and variable life insurance policies offered by insurance companies, including MassMutual and its life insurance subsidiaries. Accordingly, shares of the Funds are not offered to the general public.

This solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying voting instruction card. Supplementary solicitations of voting instructions may be made by mail, telephone, facsimile, or electronic mail (“e-mail”) by officers of the Trusts and officers and employees of MML Investment Advisers, LLC (the “Adviser” or “MML Advisers”) or its affiliates, and other representatives of the Trusts. MassMutual, MML Bay State Life Insurance Company (“MML Bay State”), and C.M. Life Insurance Company (“C.M. Life”) (each, an “Insurance Company”) will solicit voting instructions with respect to shares held by the separate accounts from owners of and participants and payees under variable contracts (“contract owners”). All shares of each Fund held by a separate account will be voted. Shares for which no timely voting instructions are received will be voted in the same proportions as shares for which instructions are received.

Shareholders of record at the close of business on February 25, 2022 (the “Record Date”) are entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) thereof. The number of shares of each Fund issued and outstanding on the Record Date is shown in Appendix A. Shareholders of a Fund on the Record Date shall be entitled to one vote for each whole share held, as to any matter on which they are entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. With respect to Proposal 1, each Trust will vote separately. This means that for each Trust,

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the votes of shareholders of all Funds that are series of that Trust will be voted together as a single class. With respect to Proposals 2 and 3, each Fund will vote separately.

The principal executive offices of the Trusts are located at 1295 State Street, Springfield, MA 01111-0001. Upon request and without charge, the Trusts will furnish each person to whom this Proxy Statement is delivered with a copy of the Funds’ latest annual and semiannual reports (if any) to shareholders. You may obtain copies of one or more reports without charge by contacting the insurance or annuity company through which you purchased your variable contract (if you are a contract owner) or by telephoning toll-free (888) 309-3539, or by writing to the Trust at c/o Massachusetts Mutual Life Insurance Company at 1295 State Street, Springfield, Massachusetts 01111-0001. Except with respect to Proposal 2, the expenses of the preparation of the Proxy Statement and related materials, including printing and delivery costs, and vote solicitation will be borne by the Funds.

The Trusts have engaged Broadridge Financial Solutions, Inc. (“Broadridge”), the proxy tabulation agent, to provide shareholder meeting services including the distribution of this Proxy Statement and related materials to shareholders as well as vote solicitation and tracking. It is anticipated that the cost of these services will be approximately $421,213.46 and may increase substantially in the event any vote is contested or increased solicitation efforts are required.

I.	PROPOSAL 1: ELECTION OF TRUSTEES

Affected Funds: All Funds

The Board’s Nominating and Governance Committee is responsible for making recommendations concerning the nominees for election as Trustees of the Funds. The Nominating and Governance Committee consists solely of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds. Those Trustees who are not “interested persons” of the Funds are referred to as “Independent Trustees” in this Section I of the Proxy Statement.

The Board is currently comprised of eight Trustees: Allan W. Blair, R. Alan Hunter, Jr., Nabil N. El-Hage, Maria D. Furman, Michael R. Fanning, C. Ann Merrifield, Clifford M. Noreen, and Susan B. Sweeney. All of those Trustees are Independent Trustees except Mr. Fanning and Mr. Noreen. Mr. Hunter is expected to retire in June 2022 under the Board’s retirement policy and will not stand for re-election. The Board’s Nominating and Governance Committee has nominated R. Bradford Malt, Cynthia R. Plouché, and Jason J. Price to stand for election to the Board of Trustees of the Trusts and Messrs. Blair, El-Hage, Fanning, and Noreen and Mses. Furman, Merrifield, and Sweeney, each of whom currently serves as a Trustee, to stand for election to the Board of Trustees of the Trusts (collectively, the “Nominees”).

If elected, each Trustee of the Trusts will serve until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Unless the Trustees determine that it is desirable and in the best interest of the Trusts that an exception to the retirement policy of the Trusts be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

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The following table provides information concerning the Nominees for election by shareholders. Unless otherwise noted, (i) each Trustee and Nominee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity and (ii) the address of the Trustees and officers is c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111-0001.

Name And Age	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Nominee [1]
Independent Trustees
Allan W. Blair Year of Birth: 1948	Trustee	Since 2003 with MML Series Investment Fund; Since 2012 with MML Series Investment Fund II.	Retired.	115	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company).
Nabil N. El-Hage Year of Birth: 1958	Trustee	Since 2012 with MML Series Investment Fund; Since 2005 with MML Series Investment Fund II (Chairperson 2006-2012).	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC).	116	Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2003), Chairperson (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Chairperson and Trustee (since 2021) MassMutual AccessSM Pine Point Fund (closed-end investment company).
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Name And Age	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Nominee [1]
Maria D. Furman Year of Birth: 1954	Trustee	Since 2012 with MML Series Investment Fund; Since 2005 with MML Series Investment Fund II.	Retired.	115	Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company).
R. Alan Hunter, Jr.[2] Year of Birth: 1946	Trustee	Since 2003 with MML Series Investment Fund (Chairperson 2016-2021); since 2012 with MML Series Investment Fund II (Chairperson 2016-2021).	Retired.	115	Trustee (since 2003), Chairperson (2016-2021), MassMutual Select Funds (open-end investment company); Trustee (since 2012), Chairperson (2016-2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), Chairperson (2021), MassMutual Advantage Funds (open-end investment company).
R. Bradford Malt Year of Birth: 1954	Nominee	N/A	Chairman (2004-2019), Management Committee (1993-2019), Partner (1987-2019), Associate (1979-1987), Ropes & Gray LLP (counsel to the Funds and MassMutual).[3]	N/A	N/A
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Name And Age	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Nominee [1]
C. Ann Merrifield Year of Birth: 1951	Trustee	Since 2012 with MML Series Investment Fund; Since 2005 with MML Series Investment Fund II.	Retired.	115	Lead Director (since 2020), Lyra Therapeutics (a clinical-stage specialty pharmaceutical company); Chairperson (since 2017), Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company).
Cynthia R. Plouché Year of Birth: 1957	Nominee	N/A	Retired; Assessor (2014-2018), Moraine Township (property assessment).	1	Trustee (since 2014), Northern Trust Funds (open-end investment companies); Trustee (since 2021), MassMutual AccessSM Pine Point Fund (closed-end investment company).
Jason J. Price Year of Birth: 1973	Nominee	N/A	Co-Founder and Chairman of the Board (2017-2021) NXTHVN (arts organization); Principal (2012-2017), Exaltare Capital Partners, LLC (private equity firm).	1	Trustee (since 2021), MassMutual AccessSM Pine Point Fund (closed-end investment company).
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Name And Age	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Nominee [1]
Susan B. Sweeney Year of Birth: 1952	Chairperson[4] and Trustee	Since 2009 with MML Series Investment Fund (Chairperson since 2022); since 2012 with MML Series Investment Fund II (Chairperson since 2022).	Retired.	118[5]	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Chairperson (since 2022), Trustee (since 2009), MassMutual Select Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MassMutual AccessSM Pine Point Fund (closed-end investment company).
Interested Trustees
Michael R. Fanning[6] Year of Birth: 1963	Trustee	Since 2021, MML Series Investment Fund and MML Series Investment Fund II.	Director (since 2016), MML Advisers; Head of MassMutual U.S. (since 2016), Executive Vice President (2016-2018), Member of MassMutual’s Executive Leadership Team (since 2008), MassMutual.	115	Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company).
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Name And Age	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Nominee [1]
Clifford M. Noreen[6] Year of Birth: 1957	Trustee	Since 2021, MML Series Investment Fund and MML Series Investment Fund II.	Head of Global Investment Strategy (since 2019), Deputy Chief Investment Officer and Managing Director (2016-2018), MassMutual; President (2008-2016), Vice Chairman (2007-2008), Member of the Board of Managers (2006-2016), Managing Director (2000-2016), Barings, LLC.	117[5]	Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Corporate Investors (closed-end investment company); Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Participation Investors (closed-end investment company); Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company).

[1]	Directorships of companies not reported in the “principal occupation” column that have a class of securities registered or subject to registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or are registered as investment companies under the 1940 Act.

[2]	Mr. Hunter is expected to retire in June 2022 under the Board’s retirement policy and will not stand for re-election.

[3]	Mr. Malt retired as a partner of Ropes & Gray LLP on December 31, 2019 and was named Chairman Emeritus of the firm at that time.

[4]	The Chairperson is elected to hold such office for a term of three years or until his or her successor is elected and qualified to carry out the duties and responsibilities of his or her office, or until he or she retires, dies, resigns, is removed, or becomes disqualified, and any such Chairperson may not serve more than two consecutive terms.

[5]	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

[6]	Mr. Fanning and Mr. Noreen are “Interested Persons,” as that term is defined in the 1940 Act, as employees of MassMutual.
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Nominee Qualifications

The Trusts’ Agreements and Declarations of Trust do not set forth any specific qualifications to serve as a trustee. The charter of the Nominating and Governance Committee of each Trust states that all Independent Trustee candidates must have a college degree or, in the judgment of the Committee, equivalent business experience; and that the Committee may take into account a wide variety of factors in considering Independent Trustee candidates, giving such weight to any individual factor(s) as they deem appropriate, including (but not limited to):

(i)	availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board;
(ii)	relevant industry and related experience;
(iii)	educational background;
(iv)	depth and breadth of financial expertise, including whether the candidate would qualify as an “independent” “audit committee financial expert” as those terms are defined in Item 3 of Form N-CSR;
(v)	whether, and to what extent, a candidate’s background, experience, and skills would complement the background, experience, and skills of the Board’s existing Trustees; and
(vi)	an assessment of the candidate’s ability, judgment, expertise, reputation, and integrity.

In the case of a shareholder-recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee, including, without limitation, the value of the Funds’ securities owned by the shareholder and the length of time such shares have been held by the shareholder. Different factors may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Committee’s (or the Board’s) perception about future issues and needs. The Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds.

The following is a summary of the particular professional and other experience of each Nominee that was relevant to the nomination of that individual (as of the date of this Proxy Statement). Each Trustee or Nominee was nominated to serve on the Board based on his or her overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

Allan W. Blair — As a former trustee and audit and compliance committee member of a large healthcare system, Mr. Blair has experience with financial, regulatory, and operational issues. He also has served as president and/or CEO of several non-profit and quasi-public organizations for over 30 years. Mr. Blair holds a BA from the University of Massachusetts at Amherst and a JD from Western New England College School of Law.

Nabil N. El-Hage — As a former CEO or CFO of various public and private companies, Mr. El-Hage has experience with financial, regulatory, and operational issues. He has also taught corporate finance at the graduate level, and has served as a director for more than a dozen public and private companies and as an associate at a venture capital firm. Mr. El-Hage holds a BS in Electronic Engineering from Yale University and an MBA with high distinction from Harvard University.

Michael R. Fanning — As an executive and/or director of financial services and insurance companies, Mr. Fanning has experience with financial, regulatory, and operational issues. He also has served as an audit committee member for financial services and insurance companies. Mr. Fanning holds a BA in Economics and a BA in Organizational Behavior and Management from Brown University.

Maria D. Furman — As a trustee and chairperson or member of the audit and investment committees of various educational organizations, and as a former managing director, director, and portfolio manager at an investment management firm, Ms. Furman has experience with financial, regulatory, and operational issues. She also has served as an audit and investment committee member and a director, treasurer and investment committee chair for environmental, educational, and healthcare organizations. Ms. Furman is a CFA charterholder and holds a BA from the University of Massachusetts at Dartmouth.

R. Alan Hunter, Jr.1 — As the former chairman of the board of non-profit organizations and a former director of a publicly traded company, Mr. Hunter has experience with financial, regulatory, and operational issues. He also held executive positions with a manufacturing company. Mr. Hunter holds a BA from Dickinson College and an MBA from the University of Pennsylvania.

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R. Bradford Malt — As a current Chairman Emeritus, a former Chairman, and a former partner of a corporate law firm, which serves as counsel to the Trusts and to MML Advisers, with over 40 years of financial services experience, Mr. Malt has expertise in financial, regulatory, and operational issues. He has also served as a director for several public and private companies. Mr. Malt holds an AB in Applied Mathematics from Harvard College and a JD from Harvard Law School.

C. Ann Merrifield — As a trustee of a healthcare organization, current and former director of specialty pharmaceutical companies, former biotechnology executive, former partner of a consulting firm and investment officer at a large insurance company, Ms. Merrifield has experience with financial, regulatory, and operational issues. She also has served as an audit committee member for a manufacturing company and two public life sciences companies and currently serves on the audit committee for another public life sciences company. Ms. Merrifield holds a BA and M. Ed. from the University of Maine and an MBA from Amos Tuck School of Business Administration at Dartmouth College.

Clifford M. Noreen — As an executive of financial services companies with over 35 years of investment management experience, a director of several private companies, an investment committee member of two non-profit organizations, and a director and/or officer of various investment companies and private funds, Mr. Noreen has experience with financial, regulatory, and operational issues. Mr. Noreen holds a BA from the University of Massachusetts and an MBA from American International College.

Cynthia R. Plouché — As a former assessor of a township, a former portfolio manager for asset management firms, and a former chief investment officer and managing director of an asset management firm with over 32 years of financial services experience, Ms. Plouché has experience with financial, regulatory, and operational issues. She has also served as a trustee and audit committee member for open-end investment companies and a trustee for a closed-end investment company. Ms. Plouché holds a BA in Psychology and Social Relations from Harvard University and an MBA from the Wharton School at the University of Pennsylvania.

Jason J. Price — As a former executive with over 25 years of financial services experience, Mr. Price has experience with financial, regulatory, and operational issues. He served as a Senior Vice President of Cigna Investment Management from 2009 to 2012 and as Head of Private Equity for the State of Connecticut Office of the Treasurer from 2005 to 2009. Mr. Price holds a BA in Business Administration from Morehouse College and an MBA from Harvard Business School.

Susan B. Sweeney — As a former executive and investment officer of a property and casualty company and a former executive of a financial services company with over 35 years of financial services experience, Ms. Sweeney has experience with financial, regulatory, and operational issues. From 2010 to 2014, she was Chief Investment Officer and Senior Vice President of Selective Insurance Company of America. She also served as Chief Investment Officer for the State of Connecticut Pension Fund from 2002 to 2007, directing a multi-asset portfolio. Ms. Sweeney holds a BS in Business Studies from Connecticut Board for State Academic Awards, an MBA from Harvard Business School, and a Doctor of Humane Letters from Charter Oak State College.

[1]	Mr. Hunter is expected to retire in June 2022 under the Board’s retirement policy and will not stand for re-election.

Board Leadership Structure and Risk Oversight

The Board is currently comprised of eight Trustees, a majority of whom are Independent Trustees. The Board is generally responsible for the management and oversight of the business and affairs of the Trusts. The Trustees formulate the general policies of the Trusts and the Funds, approve contracts, and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Independent Trustees have retained independent legal counsel.

The Board has appointed an Independent Trustee Chairperson of the Trusts. The Chairperson presides at Board meetings and may call a Board or committee meeting when she deems it necessary. The Chairperson participates in the preparation of Board meeting agendas and may generally facilitate communications among the Trustees, and between the Trustees and the Trusts’ management, officers, and independent legal counsel, between meetings. The Chairperson may also perform such other functions as may be requested by the Board from time to time. The Board has established the three standing committees described below, and may form working groups or ad hoc committees as needed.

The Board believes this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment and allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. However, in the Board’s opinion, having

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interested persons serve as Trustees brings both corporate and financial viewpoints that are significant elements in its decision-making process. The Board reviews its leadership structure at least annually and may make changes to it at any time, including in response to changes in the characteristics or circumstances of the Trusts.

As registered investment companies, the Funds are subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks, and operational risks. The Funds’ investment adviser and administrator, MML Advisers, has primary responsibility for the Funds’ risk management on a day-to-day basis as part of its overall responsibilities. The Funds’ subadvisers are primarily responsible for managing investment risk as part of their day-to-day investment management responsibilities, as well as operational risks at their respective firms. The Funds’ investment adviser and Chief Compliance Officer also assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by reviewing regular reports prepared by the Funds’ investment adviser and Chief Compliance Officer, as well as special written reports or presentations provided on a variety of risk issues, as needed. For example, the investment adviser reports to the Board quarterly on the investment performance of each of the Funds, the financial performance of the Funds, overall market and economic conditions, and legal and regulatory developments that may impact the Funds. The Funds’ Chief Compliance Officer, who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning (i) compliance matters relating to the Funds, the Funds’ investment adviser and subadvisers, and the Funds’ other key service providers; (ii) regulatory developments; (iii) business continuity programs; and (iv) various risks identified as part of the Funds’ compliance program assessments. The Funds’ Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees, and communicates significant compliance-related issues and regulatory developments to the Audit Committee between Board meetings.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the investment adviser communicate with the Chairperson of the Trust, the Chairperson of the Audit Committee, or the Funds’ Chief Compliance Officer. As appropriate, the Trustees confer among themselves, or with the Funds’ Chief Compliance Officer, the investment adviser, other service providers, and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.

The Board also relies on its committees to administer the Board’s oversight function. The Audit Committee assists the Board in reviewing with the investment adviser and the Funds’ independent auditors, at various times throughout the year, matters relating to the annual audits, financial accounting and reporting matters, and the internal control environment at the service providers that provide financial accounting, and reporting for the Funds. The Audit Committee also meets annually with representatives of the investment adviser’s Corporate Audit Department to review the results of internal audits of relevance to the Funds. This and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.

Board Committees and Meetings. The Board met seven times during the fiscal year ended December 31, 2021. Each Trustee attended at least 75% of the aggregate number of all meetings of the Board.

Audit Committee. The Trusts have an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trusts. The Audit Committee, whose members are Messrs. Blair, El-Hage, and Hunter and Mses. Furman and Merrifield, oversees each Trust’s accounting and financial reporting policies and practices, its internal controls, and internal controls of certain service providers; oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof; evaluates the independence of the Trust’s independent registered public accounting firm; evaluates the overall performance and compensation of the Chief Compliance Officer; acts as liaison between the Trust’s independent registered public accounting firm and the full Board; and provides immediate access for the Trust’s independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full Board. During the fiscal year ended December 31, 2021, the Audit Committee met four times. The Board has adopted a written charter for the Audit Committee, a current copy of which is available in Appendix B. The Funds currently do not maintain a website on which the charter is available.

Nominating and Governance Committee. The Trusts have a Nominating and Governance Committee, consisting of each Trustee who is not an “interested person” of the Trusts. The Nominating and Governance Committee meets at least twice per calendar year. During the fiscal year ended December 31, 2021, the Nominating and Governance Committee met four times. The Nominating and Governance Committee (a) identifies, and evaluates the qualifications of, individuals

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to become independent members of the Funds’ Board in the event that a position currently filled by an Independent Trustee is vacated or created; (b) nominates Independent Trustee nominees for election or appointment to the Board; (c) sets any necessary standards or qualifications for service on the Board; (d) recommends periodically to the full Board an Independent Trustee to serve as Chairperson; (e) evaluates at least annually the independence and overall performance of counsel to the Independent Trustees; (f) annually reviews the compensation of the Independent Trustees; and (g) oversees board governance issues including, but not limited to, (i) evaluating the board and committee structure and the performance of Trustees, (ii) considering and addressing any conflicts, (iii) considering the retirement policies of the Board, and (iv) considering and making recommendations to the Board at least annually concerning the directors and officers liability insurance coverage. The Board has adopted a written charter for the Nominating and Governance Committee, a current copy of which is available in Appendix C. The Funds currently do not maintain a website on which the charter is available.

The Nominating and Governance Committee will consider and evaluate nominee candidates properly submitted by shareholders of the Trusts in the same manner as it considers and evaluates candidates recommended by other sources. The Nominating and Governance Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Nominating and Governance Committee, including, without limitation, the value of the Funds’ securities owned by the shareholder and the length of time such shares have been held by the shareholder. A recommendation of a shareholder of a Trust must be submitted as described below to be considered properly submitted for purposes of the Nominating and Governance Committee’s consideration. The shareholders of a Trust must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating and Governance Committee, to the attention of the Secretary, at the address of the principal executive offices of the Trust, which is 1295 State Street, Springfield, MA 01111-0001. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust at least 60 calendar days before the date of the meeting at which the Nominating and Governance Committee is to select a nominee for Independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address, nationality, and pertinent qualifications of the person recommended by the shareholder (the “Shareholder Candidate”), including an explanation of why the shareholder believes the Shareholder Candidate will make a good Trustee; (B) the class or series and number of all shares of the Funds owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Funds); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds and, if not an “interested person,” information regarding the Shareholder Candidate that will be sufficient for the Funds to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above; and (2) service as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Funds’ books, the number of all shares of each series of the Funds owned beneficially and of record by the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating and Governance Committee may require the Shareholder Candidate to furnish as the Nominating and Governance Committee may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a Trustee or to satisfy applicable law.

Contract Committee. The Trusts have a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trusts. The Contract Committee met twice during the fiscal year ended December 31, 2021. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trusts’ investment management agreements and subadvisory agreements.

Trustee Compensation. Effective January 1, 2022, MML Series Investment Fund, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $9,735 per quarter plus a fee of $1,416 per in-person meeting attended plus a fee of $1,416 for the annual Contract Committee meeting. The Chairperson of the Board is paid an

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additional 40% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee are paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee is paid an additional 7% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who serve on the Audit Committee, other than the Chairperson, are paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees are paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.

During 2021, MML Series Investment Fund, on behalf of each Fund, paid each of its Trustees who was not an officer or employee of MassMutual a fee of $9,450 per quarter plus a fee of $1,440 per in-person meeting attended plus a fee of $1,440 for the annual Contract Committee meeting. The Chairperson of the Board was paid an additional 40% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee were paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee was paid an additional 7% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who served on the Audit Committee, other than the Chairperson, were paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees were paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimbursed out-of-pocket business travel expenses to such Trustees. Trustees who were officers or employees of MassMutual received no fees from the Trust.

Effective January 1, 2022, MML Series Investment Fund II, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $3,685 per quarter plus a fee of $536 per in-person meeting attended plus a fee of $536 for the annual Contract Committee meeting. The Chairperson of the Board is paid an additional 40% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee are paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee is paid an additional 7% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who serve on the Audit Committee, other than the Chairperson, are paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees are paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.

During 2021, MML Series Investment Fund II, on behalf of each Fund, paid each of its Trustees who was not an officer or employee of MassMutual a fee of $3,675 per quarter plus a fee of $560 per in-person meeting attended plus a fee of $560 for the annual Contract Committee meeting. The Chairperson of the Board was paid an additional 40% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee were paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee was paid an additional 7% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who served on the Audit Committee, other than the Chairperson, were paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees were paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimbursed out-of-pocket business travel expenses to such Trustees. Trustees who were officers or employees of MassMutual received no fees from the Trust.

The table in Appendix D discloses the fees paid to each Trustee by each Fund for its most recent fiscal year (ending December 31, 2021) and the fees paid to each Trustee in the Fund complex during calendar year 2021. The Trusts have no pension or retirement plan but do have a deferred compensation plan. The MML Series Investment Fund plan provides for amounts deferred prior to July 1, 2008, plus interest, to be credited at a rate of interest of eight percent (8%). Amounts deferred after July 1, 2008, plus or minus earnings, are “shadow invested.” These amounts are valued based on changes in the values of one or more registered investment companies overseen by a Trustee. The MML Series Investment Fund II plan provides for amounts deferred prior to January 1, 2012, plus interest, to be credited at a rate of interest equal to that of the U.S. Corporate Bond Index as of January 1, 2012, to be reset every two years. Amounts deferred after January 1, 2012, plus or minus earnings, are “shadow invested.” These amounts are valued based on changes in the values of one or more registered investment companies overseen by a Trustee.

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Share Ownership of the Trustees of the Trusts and the Nominees. The table below sets forth information regarding the Trustees’ and Nominees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2021. The table also sets forth the dollar range of equity securities beneficially owned by each Trustee and each Nominee of all Funds that are overseen by the Trustee in the same family of funds as the Funds.

Name of Trustee/Nominee	The Dollar Range of Equity Securities Beneficially Owned in MML Series Investment Fund	The Dollar Range of Equity Securities Beneficially Owned in MML Series Investment Fund II	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies To Be Overseen by Trustee in Family of Investment Companies
Independent Trustees/Nominees
Allan W. Blair	Over $100,000[1]	$50,001–$100,000[2]	Over $100,000
Nabil N. El-Hage	None	None	None
Maria D. Furman,	None	None	None
R. Alan Hunter Jr.[3]	None	None	None
R. Bradford Malt[4]	None	None	None
C. Ann Merrifield	None	None	None
Cynthia R. Plouché[4]	None	None	None
Jason J. Price[4]	None	None	None
Susan B. Sweeney	None	None	None
Interested Trustees
Michael R. Fanning	None	None	None
Clifford M. Noreen	None	None	None

[1]	Includes MML Blue Chip Growth Fund ($50,001–$100,000), MML Income & Growth Fund ($10,001–$50,000), MML Mid Cap Value Fund ($10,001–$50,000), and MML Small Cap Growth Equity Fund ($10,001–$50,000).
[2]	Includes MML Equity Fund ($10,001–$50,000) and MML Inflation-Protected and Income Fund ($10,001–$50,000).
[3]	Mr. Hunter is expected to retire from the Board in June 2022 and is not standing for re-election.
[4]	Mr. Malt, Ms. Plouché, and Mr. Price did not serve as a Trustee of the Board during any Fund’s recently completed fiscal year or during the calendar year 2021.

The ownership information shown above does not include units of separate investment accounts that invest in one or more registered investment companies overseen by a Trustee in the family of investment companies held in a 401(k) plan or amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more such registered investment companies. As of December 31, 2021, these amounts were as follows: Mr. Blair, over $100,000; Mr. El-Hage, over $100,000; Mr. Fanning, $10,001-$50,000; Ms. Furman, None; Mr. Hunter, None; Ms. Merrifield, None; Mr. Noreen, over $100,000; and Ms. Sweeney, None.

As of January 4, 2022, the Trustees and officers of the Trusts, individually and as a group, beneficially owned less than 1% of the outstanding shares of any of the Funds.

To the knowledge of the Trusts, as of December 31, 2021, the Independent Trustees, the Nominees who would qualify as Independent Trustees, and their immediate family members did not own beneficially or of record securities of the investment adviser, subadviser(s), principal underwriter, or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser, subadviser(s), principal underwriter, or sponsoring insurance company of the Funds.

Shareholder Communications to the Trustees. Shareholders may send communications to the Trustees by addressing such correspondence directly to the Secretary of the Trusts, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111-0001. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund

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holdings. Except as provided below, the Secretary shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary will also provide a copy of each shareholder communication to the Trusts’ Chief Compliance Officer.

The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trusts or their operations, management, activities, policies, service providers, Board, officers, shareholders, or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data, or financial information). The Secretary will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.

Vote Required. With respect to Proposal 1, each Trust will vote separately. This means that for each Trust, the votes of shareholders of all Funds that are series of that Trust will be voted together as a single class. The Nominees receiving the affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting, if a quorum is present, shall be elected.

II.	PROPOSAL 2: TO LIQUIDATE MML AMERICAN FUNDS INTERNATIONAL FUND, MML EQUITY MOMENTUM FUND, AND MML SPECIAL SITUATIONS FUND AND DISTRIBUTE THE LIQUIDATION PROCEEDS TO AN AFFILIATED MONEY MARKET FUND

Affected Funds:

MML American Funds International Fund

MML Equity Momentum Fund

MML Special Situations Fund

The Board has unanimously approved, and is recommending that shareholders of each Fund approve, a plan of liquidation for the Trust with respect to each Fund listed above (the “Plan”), pursuant to which each Fund would be liquidated on or about November 1, 2022, or such other date as may be established by the officers of the Trusts, and the liquidation proceeds of the Fund would be distributed to the appropriate insurance company separate accounts. The Plan is attached as Appendix E to this Proxy Statement.

Each proposed liquidation, if consummated, would result in: (1) the liabilities (if any) of the relevant Fund being paid by the Fund, (2) the assets of the Fund being sold for cash or permitted to mature, and (3) the reduction of any other assets to cash or cash equivalents, followed by the distribution of the liquidation proceeds to the separate accounts in proportion to their ownership in the Fund. After the distribution of the liquidation proceeds, the Trusts would terminate the Fund’s existence.

As to each proposed liquidation, the Adviser has informed the Trusts that each of MassMutual and C.M. Life (together, the “Insurance Companies”) intends to arrange for the transfer (as described below) of liquidation proceeds distributed to its separate accounts from subaccounts/divisions invested in each Fund to subaccounts/divisions investing in other investment options available under the variable contracts/policies issued through that separate account. Consequently, if variable contract owners and policy holders vote to approve a proposed liquidation, the relevant Fund will be liquidated and, unless contrary transfer instructions are received from variable contract owners or policy holders, the Insurance Companies will reinvest the liquidation proceeds applicable to each variable contract owner’s or policy holder’s interest in that Fund by purchasing shares of the MML U.S. Government Money Market Fund (“MML Money Market”). If the Funds were retail mutual funds instead of investment options underlying a variable contract/policy, shareholders would be given cash after the liquidations. The Insurance Companies believe that placing variable contract owners’ and policy holders’ contract/policy value in MML Money Market is as close to providing cash as is possible.

Approval of the Plan is being sought separately for each Fund. If one or more of the Funds does not approve the Plan, then the Meeting for that Fund may be adjourned, as described below. If the Meeting is not adjourned, or if the Plan is not approved at a reconvened Meeting that is not also adjourned, then the applicable Fund will not liquidate, and the Fund will continue to be operated and managed in accordance with its objectives and policies until the Board determines what other action, if any, may be appropriate. If a Fund does not liquidate, the Insurance Companies will not receive any liquidation proceeds and the proceeds will not be reinvested in MML Money Market.

Reasons for the Proposed Liquidations. Each Fund is relatively small and is not expected by the Adviser to achieve substantially larger scale. As a result, the Funds are unlikely to achieve substantial economies of scale in the foreseeable future, and the Adviser believes that investors in those Funds might be better served by other investments that may be available to them.

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Plan of Liquidation. Under the Plan, each Fund will, by the liquidation date (on or about November 1, 2022, or such other date as established by the officers of the Trust), (1) sell its portfolio securities for cash or permit them to mature and reduce any other assets to cash or cash equivalents, (2) pay any liabilities, and (3) distribute any net investment income in the form of dividends. The Plan provides that as of the liquidation date, each Fund will: (1) distribute its assets to shareholders by redeeming their shares for cash, (2) wind up its operations, and (3) terminate its existence.

Variable contract owners and policy holders will not incur any transfer fees or other variable contract/policy charges under the Plan. The Adviser and/or MassMutual will pay all of the Funds’ expenses directly related to the liquidations, as well as the cost specifically related to preparing this proposal for inclusion in the Proxy Statement. In addition, the Adviser will pay for this proposal’s proportionate share of the expenses related to the overall preparation, printing, and mailing of the Proxy Statement, and the solicitation of shareholders (determined based on the number of proposals being presented to shareholders of the various Funds in this Proxy Statement).

The expense of liquidating each Fund’s investment portfolio, including brokerage commissions, dealer spreads, custody charges, and other transaction expenses, will also be borne by the Adviser and/or MassMutual.

Information about MML Money Market Fund. The summary prospectus for MML Money Market Fund dated May 1, 2021 is being provided to you along with this Proxy Statement.

The investment objectives of each of MML American Funds International Fund, MML Equity Momentum Fund, and MML Special Situations Fund are substantially different from the investment objective of MML Money Market Fund. MML American Funds International Fund seeks long-term capital growth of assets. MML Equity Momentum Fund and MML Special Situations Fund each seek growth of capital over the long-term. MML Money Market Fund seeks current income consistent with preservation of capital and liquidity. The Insurance Companies have informed the Trusts that MML Money Market Fund was selected because it is the only money market investment option offered within your contract.

The tables in Appendix F provide additional information regarding each Fund, including a comparison of the investment objectives, principal investment strategies, and principal risks of each Fund and MML Money Market Fund. The tables in Appendix G show a comparison of the performance of each Fund and MML Money Market Fund and a comparison of the current fees and expenses of each Fund.

Effects on Variable Contract Owners and Policy Holders. The Insurance Companies have provided the following information to the Trusts for inclusion in this section.

Immediately following the distribution of liquidation proceeds to shareholders, the Insurance Companies will reinvest the cash proceeds distributed to each separate account by transferring the proceeds from the subaccounts/divisions that held Fund shares to other subaccounts/divisions pursuant to the transfer instructions timely received from variable contract owners and policy holders. For variable contracts/policies as to which the variable contract owner or policy holder has not provided timely transfer instructions, the Insurance Companies will transfer the contract/policy value to the subaccount/division that invests in shares of MML Money Market.

The proposed liquidations will not affect variable contract owners’ and policy holders’ rights or the obligations of the Insurance Companies under the variable contracts/policies. The adoption of the Plan does not affect variable contract owners’ and policy holders’ rights to redeem shares of the Funds at the applicable unit value of the subaccount/division invested in a Fund, and variable contract owners and policy holders will continue to have the same rights they previously had to withdraw contract/policy values attributable to the liquidating Funds. Variable contract owners and policy holders should be aware that withdrawal of contract/policy value may involve other charges (e.g., surrender charges) and other adverse consequences under the terms of the variable contracts/policies, and variable contract owners and policy holders should consult the prospectus for their variable contract/policy for more information. At any time prior to the proposed liquidation for a Fund, variable contract owners and policy holders may make one transfer of variable contract/policy value out of any subaccount/division investing in that Fund free of any otherwise applicable transfer charge without that transfer counting as one of a limited number of transfers permitted during any period free of charge by following the transfer procedures described in their variable contract/policy prospectus. If a variable contract owner or policy holder does not transfer contract/policy value prior to a liquidation, then the Insurance Companies will immediately reinvest liquidation proceeds attributable to the owner’s or holder’s variable contract/policy in shares of MML Money Market. However, for ninety (90) days following the liquidations, such variable contract owners and policy holders may make one transfer of

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contract/policy value attributable to the liquidations out of the subaccount/division investing in MML Money Market free of any otherwise applicable transfer charge and without that transfer counting as one of a limited number of transfers permitted during any period free of charge.

Furthermore, the Insurance Companies have been advised by tax counsel that, if carried out, the proposed liquidations, followed by the transfers of variable contract/policy value to alternative subaccounts/divisions of each separate account, will not create any federal income tax liability for variable contract owners and policy holders.

In seeking to ensure that variable contract owners and policy holders will make their own investment decisions as to the reinvestment of their contract/policy values allocated to the Funds, the Insurance Companies request that variable contract owners and policy holders follow the transfer procedures described in their variable contract/policy prospectus and provide transfer instructions for any contract/policy values currently allocated to the subaccount/division of a separate account currently invested in shares of a Fund. As of the liquidation date and on behalf of variable contract owners and policy holders who have not exercised their transfer rights prior to the liquidation date, the Insurance Companies will transfer contract/policy value representing liquidation proceeds to the subaccount/division investing in shares of MML Money Market.

Shortly after the proposed liquidations, the Insurance Companies will send to those variable contract owners and policy holders who did not provide transfer instructions and whose contract/policy value consequently was transferred to a subaccount/division investing in MML Money Market a notice explaining that their contract/policy values have been automatically transferred to MML Money Market and requesting that they provide transfer instructions in the event that they do not want to remain invested in MML Money Market.

If a variable contract owner or policy holder does not provide transfer instructions to transfer contract/policy value prior to the liquidation date, a liquidation of a Fund will result in the equivalent of their requesting a transfer to MML Money Market for shares of the Fund held in any subaccount/division currently investing in the Fund. Therefore, a vote to approve the Plan is a vote in favor of such a transfer for variable contract owners and policy holders who do not provide transfer instructions.

This Proxy Statement sets forth information about the proposed liquidations that a variable contract owner and policy holder should know before giving voting instructions to approve or disapprove a proposed liquidation. Current prospectuses for the funds available as investment options under the variable contracts/policies have previously been sent to variable contract owners and policy holders. These prospectuses set forth important information about the other funds that variable contract owners and policy holders should know before providing transfer instructions relating to the reinvestment of their contract/policy values currently allocated to a Fund. A statement of additional information related to each of the prospectuses for the funds has been filed with the SEC and is available free of charge. Additional copies of the fund prospectuses as well as copies of the various statements of additional information may be obtained without charge by calling 1-888-309-3539 or by writing the Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Investment Management Solutions. Copies of the fund prospectuses and various statements of additional information may also be found at http://www.massmutual.com/funds.

Board Evaluation and Approval. On December 22, 2021, the Board held a meeting called for the purpose of considering, among other things, the proposed liquidations of the Funds. At the meeting, the Board considered information provided by the Adviser on each Fund’s lack of asset growth.

The Board considered, among other things, the following information:

1.	Each Fund has relatively low asset levels and is not expected by the Adviser to achieve substantially larger scale.
2.	In connection with the proposed liquidations of the Funds, variable contract owners and policy holders having contract/policy values allocated to the Funds will be permitted to make their own decisions regarding reinvestment of such contract/policy values among a variety of alternative investment options offered under their variable contracts/policies through the transfer instruction process.
3.	The Adviser will pay all of the expenses directly related to the liquidations, as well as the cost specifically related to preparing this proposal for inclusion in the Proxy Statement. In addition, the Adviser will pay for this proposal’s proportionate share of the expenses related to the overall preparation, printing, and mailing of the Proxy Statement, and the solicitation of shareholders.
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The Board discussed how best to further shareholders’ and variable contract owners’ and policy holders’ interests in light of the foregoing information. The Board, including a majority of the Independent Trustees, reviewed the Adviser’s recommendation for the liquidation of each Fund, the principal terms and conditions of the Plan, and other materials provided by the Adviser regarding the liquidation. The Board concluded that, under the facts and circumstances, including the Funds’ limited asset levels, it is in the best interests of each Fund and its respective shareholders and underlying variable contract owners and policy holders to liquidate the Fund. The Board further concluded that the Plan is in the best interests of each Fund and its respective shareholders, as well as the variable contract owners and policy holders indirectly invested therein. Accordingly, after consideration of the above and such other factors and information it considered relevant, the Board unanimously approved the Plan and voted to recommend to each Fund’s shareholders, and to variable contract owners and policy holders with contract/policy value allocated to any of the Funds, that they approve the Plan.

Vote Required. Approval of a Plan for a Fund requires the affirmative vote of shareholders holding at least a majority of the shares of such Fund entitled to vote. All shares of a Fund vote together as a single class on Proposal 2. Each Fund’s shareholders vote separately from each other Fund’s shareholders on Proposal 2. Further, the liquidation of each Fund is not contingent on the approval by shareholders of the liquidation of any other Fund.

III.	PROPOSAL 3: TO CHANGE THE STATUS OF THE MML BLUE CHIP GROWTH FUND AND MML LARGE CAP GROWTH FUND FROM A DIVERSIFIED FUND TO A NON-DIVERSIFIED FUND

Affected Funds:

MML Blue Chip Growth Fund
MML Large Cap Growth Fund

The Trustees are recommending that shareholders of each Fund approve the reclassification of the Fund’s diversification status from “diversified” to “non-diversified.” As a diversified fund, each Fund is currently limited in its ownership of securities of any single issuer. If the reclassification is approved by shareholders, each Fund will not be subject to its current limitations and may therefore hold a greater percentage of its assets in the securities of any single issuer. The Fund’s reclassification would provide the Fund’s investment team with more investment flexibility and the potential to improve performance. Relatedly, each Fund currently has a fundamental policy on diversification. Under the 1940 Act, a change to a Fund’s diversification status from diversified to non-diversified requires shareholder approval. If shareholders approve changing a Fund’s status from diversified to non-diversified, then the Fund’s related fundamental policy will be eliminated.

The investment objective of the MML Blue Chip Growth Fund is to seek long-term capital growth. Under normal circumstances, the Fund invests at least 80% of net assets (plus the amount of any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), currently defines blue chip growth companies to mean firms that, in its view, are well-established in their industries and have the potential for above-average earnings growth. At times, implementing the Fund’s investment strategy has been a challenge due to requirements to maintain the Fund’s diversified status. The Fund is managed against the Russell 1000® Growth Index, which has become increasingly concentrated in its top holdings (e.g., Apple, Microsoft, and Amazon). Due to the 1940 Act diversification requirements, the Fund must underweight these holdings relative to their weights in the Russell 1000® Growth Index even if the portfolio managers find them to be attractive investment opportunities. Further, as blue chip growth companies become even more attractive investments, the Fund’s portfolio managers may not be able to take full advantage of those investment opportunities as a result of the need to maintain compliance with the 1940 Act diversification requirements. By changing the Fund to non-diversified status, the Fund’s portfolio managers could increase the Fund’s investment in their highest conviction investment ideas as they would not be constrained by the 1940 Act diversification requirements. T. Rowe Price believes that reclassifying the Fund as non-diversified is in the best interests of the Fund and its shareholders because non-diversified status will provide the Fund’s investment team with increased investment flexibility and potential for better investment performance.

The investment objective of the MML Large Cap Growth Fund is to seek long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Growth Index (as of December 31, 2021, $594.18 million to $2,913.28 billion). The Russell 1000® Growth Index has become increasingly concentrated in its top holdings (e.g., Apple, Microsoft, and Amazon). Due to the 1940 Act diversification requirements, the Fund must underweight these holdings relative to their weights in the Russell 1000® Growth Index even if the portfolio managers find them to be

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attractive investment opportunities, both in light of the merits of these companies and in light of the portfolio managers’ desire to manage the Fund on an “index aware” basis. In practice, this means that the Funds are unable to invest in these issuers to the extent that the portfolio managers desire as a result of the need to comply with the 1940 Act diversification requirements. The Fund’s subadviser, Loomis, Sayles & Company, L.P. (“Loomis Sayles”), believes that reclassifying the Fund as non-diversified would provide the Fund’s investment team with increased investment flexibility and the potential for better investment performance.

Under Section 5(b) of the 1940 Act a fund must be classified as either diversified or non-diversified. The 1940 Act provides that a fund that is classified as diversified, with respect to 75% of its total assets, may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. Additionally, with respect to 75% of its total assets, a diversified fund may not hold more than 10% of the outstanding voting securities of any one issuer. These restrictions do not apply to U.S. Government securities, securities of other investment companies, or cash and cash items (including receivables). The remaining 25% of a diversified fund’s total assets are not subject to these limitations.

A non-diversified fund is not subject to these limitations and may therefore hold a greater percentage of its assets in the securities of a single issuer. Changing the Funds’ status to non-diversified would allow the Funds to continue to grow unconstrained by the diversification limits and to invest more assets in fewer issuers or any one issuer.

Approval of this Proposal will not affect each Fund’s ability to comply with the diversification and other requirements of Internal Revenue Code of 1986, as amended (the “Code”), which are applicable to the Fund so that the Fund will not be subject to U.S. federal income taxes on its net investment income. In this regard, the applicable diversification requirements imposed by the Code provide that the Fund must diversify its holdings so that at the end of each quarter of each Fund’s taxable year (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in (x) the securities of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses (other than U.S. Government securities or the securities of other regulated investment companies) or (y) in the securities of one or more publicly traded partnerships

Concentration of investments in a smaller number of issuers exposes a fund to the risks associated with such issuers to a greater extent than a fund invested in a larger number of issuers. Poor performance by any one of these issuers would adversely affect a non-diversified fund to a greater extent than a more broadly diversified fund. While investing a larger portion of the Funds’ assets in the stocks of fewer issuers may prove beneficial when such issuers outperform the market, larger investments in the stocks of fewer issuers will also magnify any negative or under-performance by such issuers. In general, because the Funds’ performance may become more closely tied to the value of a single issuer or small number of issuers, it is likely to become more volatile than the performance of more diversified funds. However, the Adviser and T. Rowe Price and Loomis Sayles, as applicable, believe these additional risks are outweighed by the potential for increased investment flexibility and the ability to manage the Fund against the index, in the case of MML Blue Chip Growth Fund.

The Board recommends that each Fund’s current fundamental investment restriction with respect to diversification of investments be eliminated so that the Funds may be reclassified as non-diversified funds. If Proposal 3 is not adopted by a Fund’s shareholders, the Fund’s fundamental investment restriction with respect to diversification will remain the same and the Trustees will consider what action, if any, would be in the best interests of shareholders. The reclassification of each Fund is not contingent on the approval by shareholders of the reclassification of any other Fund.

Vote Required. Approval of this Proposal requires the affirmative vote of a majority of the outstanding voting securities of a Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy. Each Fund’s shareholders vote separately from each other Fund’s shareholders on Proposal 3. Changing the diversification status of each Fund is not contingent on the approval by shareholders of the diversification status of any other Fund.

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IV.	OTHER INFORMATION

Certain additional information regarding the Trusts, the Funds, and the Meeting is presented below.

Investment Advisers and Administrators. MML Investment Advisers, LLC, located at 1295 State Street, Springfield, Massachusetts 01111-0001, is the investment adviser and administrator of each Fund. AllianceBernstein L.P., located at 501 Commerce Street, Nashville, Tennessee 37203, is the subadviser for the MML Small/Mid Cap Value Fund. American Century Investment Management, Inc., located at 4500 Main Street, Kansas City, Missouri 64111, is the subadviser for the MML Mid Cap Value Fund, MML Small Company Value Fund, and MML Growth & Income Fund. Barings LLC (“Barings”), an indirect, wholly-owned subsidiary of MassMutual, located at 300 South Tryon Street, Charlotte, North Carolina 28202, is the subadviser for the MML High Yield Fund, MML Inflation-Protected and Income Fund, MML Managed Bond Fund, MML Short-Duration Bond Fund, and MML U.S. Government Money Market Fund. In addition, Baring International Investment Limited (“BIIL”), located at 20 Old Bailey, London, EC4M 7BF, United Kingdom, serves as sub-subadviser for the MML High Yield Fund, MML Inflation-Protected and Income Fund, MML Managed Bond Fund, and MML Short-Duration Bond Fund and, subject to the supervision of Barings, is authorized to conduct securities transactions on behalf of the Funds. BIIL is a wholly-owned subsidiary of Barings. Barrow, Hanley, Mewhinney & Strauss, LLC, located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, is the subadviser for the MML Income & Growth Fund. BlackRock Investment Management, LLC (“BlackRock”), located at 1 University Square, Princeton, New Jersey 08540, is the subadviser for the MML Blend Fund. BlackRock is also responsible for placing, and overseeing the execution of, trades on behalf of the MML iShares 60/40 Allocation Fund and MML iShares 80/20 Allocation Fund. Boston Partners Global Investors, Inc., located at One Beacon Street, 30th Floor, Boston, Massachusetts 02108, is the subadviser for the MML Fundamental Value Fund. Brandywine Global Investment Management, LLC, located at 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, is the subadviser for a portion of the portfolio of the MML Equity Fund. Capital Research and Management Company, located at 333 South Hope Street, Los Angeles, California 9007, serves as the investment adviser to the “Master Funds,” which invest directly in individual securities and other investments, and to other mutual funds, including the American Funds Insurance Series. DoubleLine Capital LP, located at 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071, is the subadviser for the MML Dynamic Bond Fund. Gateway Investment Advisers, LLC, located at 312 Walnut Street, 35th Floor, Cincinnati, Ohio 45202-9834, is the subadviser for the MML Managed Volatility Fund. Harris Associates L.P., located at 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60606, is the subadviser for a portion of the portfolio of the MML International Equity Fund. Invesco Advisers, Inc. (“Invesco Advisers”), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, is the subadviser for the MML Fundamental Equity Fund, MML Equity Momentum Fund, MML Equity Rotation Fund, MML Small Cap Equity Fund, MML Special Situations Fund, and MML Strategic Emerging Markets Fund. In addition, Invesco Capital Management LLC (“ICM”), located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515, serves as sub-subadviser for the MML Equity Momentum Fund, MML Equity Rotation Fund, and MML Special Situations Fund and, subject to the supervision of Invesco Advisers, is authorized to trade securities and make discretionary investment decisions on behalf of the Funds. ICM is a wholly-owned subsidiary of Invesco Ltd. Loomis, Sayles & Company, L.P., located at One Financial Center, Boston, Massachusetts 02111, is the subadviser for the MML Large Cap Growth Fund. Massachusetts Financial Services Company, located at 111 Huntington Avenue, Boston, Massachusetts 02199, is the subadviser for the MML Global Fund, and a portion of the portfolio of the MML International Equity Fund. Metropolitan West Asset Management, LLC, located at 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017, is the subadviser for the MML Total Return Bond Fund. Northern Trust Investments, Inc., located at 50 South LaSalle Street, Chicago, Illinois 60603, is the subadviser for the MML Equity Index Fund. T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, is the subadviser for the MML Blue Chip Growth Fund, MML Equity Income Fund, and a portion of the portfolios of the MML Equity Fund and the MML Mid Cap Growth Fund. In addition, T. Rowe Price Investment Management, Inc., located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as a sub-subadviser for the MML Mid Cap Growth Fund and, subject to the supervision of T. Rowe Price, is authorized to make discretionary investment decisions on behalf of the Fund. T. Rowe Price Investment Management, Inc. is a wholly-owned subsidiary of T. Rowe Price. Thompson, Siegel & Walmsley LLC, located at 6641 West Broad Street, Suite 600, Richmond, Virginia 23230, is the subadviser for the MML Foreign Fund. Wellington Management Company LLP, located at 280 Congress Street, Boston, Massachusetts 02210, is the subadviser for the MML Focused Equity Fund and MML Small Cap Growth Equity Fund and a portion of the portfolio of the MML Mid Cap Growth Fund. MassMutual, located at 1295 State Street, Springfield, Massachusetts 01111-0001, and State Street Bank and Trust Company, located at 1 Iron Street, Boston, Massachusetts 02210, are the sub-administrators to the Funds.

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Independent Registered Public Accounting Firm. The firm of Deloitte & Touche LLP (“Deloitte & Touche”) was selected as the independent registered public accounting firm for each Fund’s 2020 and 2021 fiscal years, as well as the current fiscal year.

Deloitte & Touche and its affiliates provide audit services and assistance and consultation in connection with tax returns and the reviewing of various Securities and Exchange Commission filings. Representatives of Deloitte & Touche are not expected to be present at the Meeting, but will have the opportunity to make a statement if they desire to do so and are expected to be available should any matter arise requiring their presence.

Appendix H attached hereto includes tables that set forth for each Fund for each Fund’s two most recent fiscal years, the fees billed by Deloitte & Touche and its affiliates, where applicable, for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to the Fund’s service affiliates that relate directly to the Fund’s operations and financial reporting under the following captions:

(i)	Audit Fees – fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii)	Audit-Related Fees – fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, and internal control reviews.

(iii)	Tax Fees – fees associated with tax compliance, tax advice, and tax planning, including services relating to the filing or amendment of federal, state, or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

(iv)	All Other Fees – fees for products and services provided to a Trust by the Independent Registered Public Accounting Firm other than those reported under “Audit Fees,” “Audit- Related Fees,” and “Tax Fees.”

Appendix H attached hereto also sets forth the aggregate fees billed by Deloitte & Touche for each Fund’s two most recent fiscal years, for non-audit services rendered to each Fund and to each Fund’s service affiliates. During the periods indicated in the tables attached hereto as Appendix H, no services described above under “Audit- Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Funds’ Audit Committee has considered whether the provision of non-audit services that were rendered to the Funds’ investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account’s independence.

Annual and Semiannual Reports. Each Fund’s annual report for the fiscal year ended December 31, 2021, and semiannual report for the period ended June 30, 2021, was previously distributed to shareholders. Each Fund will furnish, without charge, an additional copy of its report for the fiscal year ended December 31, 2021, or semiannual period ended June 30, 2021, to any shareholder requesting such reports. You can obtain a copy of these reports without charge by writing to the Trust c/o Massachusetts Mutual Life Insurance Company at 1295 State Street, Springfield, Massachusetts 01111-0001 or by calling 888-309-3539.

Copies of Proxy Statements. Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If you want to receive multiple copies of this Proxy Statement or to receive only one copy in the future, you can submit your request by writing to the Trust c/o Massachusetts Mutual Life Insurance Company at 1295 State Street, Springfield, Massachusetts 01111-0001 or by calling 888-309-3539.

Ownership of Fund Shares. All shares of the Funds are owned of record by MassMutual, MML Bay State, C.M. Life, and the MML Allocation Funds.

As of the Record Date, MassMutual, MML Bay State, C.M. Life, and the MML Allocation Funds were the record owners of all of the outstanding shares of each Fund and, therefore, may be deemed to be in control (as that term is defined in the 1940 Act) of each Fund. Appendix I sets forth the shareholders who beneficially owned more than 5% of the outstanding

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shares of any class of each Fund as of February 25, 2022. The address of MassMutual, MML Bay State, and C.M. Life is 1295 State Street, Springfield, Massachusetts 01111-0001. The address of the MML Allocation Funds is 1295 State Street, Springfield, Massachusetts 01111-0001. However, the following owners of variable annuity contracts and variable life insurance policies that depend upon the investment performance of the Funds have the right to instruct MassMutual, MML Bay State, and C.M. Life as to how shares of the Trusts deemed attributable to their variable contracts/policies shall be voted:

MassMutual

Massachusetts Mutual Variable Life Separate Account I

Massachusetts Mutual Variable Life Separate Account III

Massachusetts Mutual Variable Annuity Separate Account 4

Panorama® Separate Account

C.M. Life

C.M. Life Variable Life Separate Account I

C.M. Multi-Account A

Panorama® Plus Separate Account

MML Bay State

MML Bay State Variable Life Separate Account I

MML Bay State Variable Life Separate Account II

MassMutual, MML Bay State, and C.M. Life generally are required to vote shares attributable to such variable contracts/policies but for which no voting instructions were received, including abstentions, in proportion to those votes for which voting instructions were received. There is no required minimum number of votes containing instructions that must be received before MassMutual, MML Bay State, and C.M. Life can vote shares in this manner. Accordingly, there are not expected to be any “broker non-votes.”

Certain Matters relating to the Fund, the Trust, and the Meeting. The holders of 10% of the shares of the Trust or a Fund outstanding as of the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Meeting with respect to the Trust or that Fund, as the case may be. Any lesser number shall be sufficient for adjournments.

If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast as to a Proposal, the proxy will be voted in favor of such Proposal. The Insurance Companies have informed the Trusts that, if a variable contract owner or policy holder does not provide voting instructions, shares attributable to the variable contract/policy will be voted in proportion to all voting instructions actually received from variable contract owners or policy holders.

The Agreement and Declaration of Trust provides that a proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless, at or prior to exercise of the proxy, the Trust receives a specific written notice to the contrary from any one of them. The Agreement and Declaration of Trust further provides that a proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, and that the burden of proving invalidity shall rest on the challenger.

A proxy may be revoked by a shareholder at any time before it has been voted, by a written revocation received by the Secretary of the Trust, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111-0001, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of a Proposal for purposes of determining whether sufficient affirmative votes have been cast.

In the event that a quorum is not present for purposes of acting on a Proposal, or if sufficient votes in favor of a Proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment as to a Proposal those proxies which they are entitled to vote in favor of that Proposal. They will vote against any such adjournment as to a Proposal those proxies required to be voted against that Proposal and will not vote any proxies as to adjournment in respect of a Proposal that direct them to abstain from voting on that Proposal. Any Proposals for which

22

sufficient favorable votes have been received by the time of the Meeting may be acted upon, and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Funds.

At the time of the preparation of this Proxy Statement, the Trusts’ officers and the Adviser have not been informed of any matters that will be presented for action at the Meeting other than the Proposals listed in the Notice. If other matters are properly presented to the Meeting for action, or any adjournment(s) thereof, the persons named in the properly executed proxies will vote or refrain from voting in accordance with their best judgment on those matters.

Shareholder Proposals at Future Meetings. The Trusts are not required to hold annual or other periodic meetings of shareholders, except as required by the 1940 Act, and do not intend to do so. The next meeting of shareholders will be held at such time as the Trustees of each Trust may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office a reasonable time before the Trust solicits proxies for that meeting, as determined by the Trustees, to be included in the Trust’s proxy statement and form of proxy relating to such meeting, and must satisfy all other federal and state legal requirements.

PLEASE PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR BY INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, or COMPLETE, DATE, AND SIGN THE ENCLOSED VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

April 1, 2022

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APPENDIX A

The following table shows the total number of shares outstanding for each class of each Fund as of the Record Date (February 25, 2022).

Class of Shares	Total Number of Shares Outstanding
MML Blue Chip Growth Fund
Initial Class	19,339,546.661
Service Class	9,950,049.439
MML Equity Income Fund
Initial Class	29,258,459.563
Service Class	7,158,938.198
MML Equity Index Fund
Class I	1,818,231.888
Class II	8,453,255.548
Class III	10,178,526.306
Service Class I	1,525,376.251
MML Focused Equity Fund
Class II	40,084,483.501
Service Class I	2,856,381.660
MML Foreign Fund
Initial Class	20,957,433.215
Service Class	721,782.274
MML Fundamental Equity Fund
Class II	17,250,339.933
Service Class I	2,121,725.393
MML Fundamental Value Fund
Class II	11,470,929.582
Service Class I	1,574,237.948
MML Global Fund
Class I	9,752,377.090
Class II	1,297,759.740
Service Class I	1,333,273.093
MML Growth & Income Fund
Initial Class	4,511,993.411
Service Class	2,498,134.650
MML Income & Growth Fund
Initial Class	17,570,700.529
Service Class	2,555,247.536
MML International Equity Fund
Class II	22,208,643.164
Service Class I	778,932.123
MML Large Cap Growth Fund
Initial Class	12,836,345.765
Service Class	1,803,818.786
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Class of Shares	Total Number of Shares Outstanding
MML Managed Volatility Fund
Initial Class	7,346,466.565
Service Class	1,669,066.222
MML Mid Cap Growth Fund
Initial Class	20,421,520.130
Service Class	7,621,650.010
MML Mid Cap Value Fund
Initial Class	22,984,502.952
Service Class	4,442,749.390
MML Small Cap Growth Equity Fund
Initial Class	10,667,306.549
Service Class	2,363,153.547
MML Small Company Value Fund
Class II	3,715,051.494
Service Class I	1,789,967.577
MML Small/Mid Cap Value Fund
Initial Class	9,921,533.470
Service Class	2,035,877.465
MML Total Return Bond Fund
Class II	33,243,187.686
Service Class I	4,690,958.070
MML Conservative Allocation Fund
Initial Class	8,011,169.176
Service Class	29,228,800.045
MML Balanced Allocation Fund
Initial Class	9,726,941.564
Service Class	33,305,782.900
MML Moderate Allocation Fund
Initial Class	24,192,931.637
Service Class	125,058,531.539
MML Growth Allocation Fund
Initial Class	43,374,517.353
Service Class	74,758,071.375
MML Aggressive Allocation Fund
Initial Class	6,131,826.439
Service Class	8,300,287.758
MML American Funds Growth Fund
Service Class I	12,888,380.536
MML American Funds International Fund
Service Class I	5,696,535.143
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Class of Shares	Total Number of Shares Outstanding
MML American Funds Core Allocation Fund
Service Class I	68,571,482.259
MML Blend Fund
Initial Class	29,393,359.238
Service Class	10,542,389.950
MML Dynamic Bond Fund
Class II	28,727,651.614
Service Class I	1,358,230.388
MML Equity Fund
Initial Class	25,263,046.666
Service Class	3,290,898.056
MML Equity Momentum Fund
Class II	4,022,597.676
Service Class I	183,496.456
MML Equity Rotation Fund
Class II	3,603,676.478
Service Class I	191,938.902
MML High Yield Fund
Class II	2,394,030.136
Service Class I	5,323,994.201
MML Inflation-Protected and Income Fund
Initial Class	21,257,075.670
Service Class	4,895,437.434
MML iShares 60/40 Allocation Fund
Class II	2,490,000.000
Service Class I	10,000.000
MML iShares 80/20 Allocation Fund
Class II	2,490,000.000
Service Class I	10,000.000
MML Managed Bond Fund
Initial Class	57,522,923.468
Service Class	19,577,789.722
MML Short-Duration Bond Fund
Class II	13,461,402.876
Service Class I	3,959,916.240
MML Small Cap Equity Fund
Initial Class	9,043,159.937
Service Class	2,397,138.130
MML Special Situations Fund
Class II	3,076,268.362
Service Class I	103,048.522
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Class of Shares	Total Number of Shares Outstanding
MML Strategic Emerging Markets Fund
Class II	4,822,297.848
Service Class I	1,579,982.484
MML U.S. Government Money Market Fund
Initial Class	185,344,807.652
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APPENDIX B

Audit Committee Charter Amended and Restated as of January 5, 2012,

as further amended as of May 15, 2013,

as further amended as of May 14, 2014

as further amended as of September 14, 2017

as further amended as of June 16, 2021

1.	The Audit Committee (the “Committee”) of the MassMutual Select Funds, MassMutual Premier Funds, MassMutual Advantage Funds, MML Series Investment Fund, and MML Series Investment Fund II (the “Trusts”) shall be composed entirely of Independent Trustees.[1] The Committee has adopted this Audit Committee Charter (the “Charter”) to govern its activities.

2.	The purposes of the Committee are:

(a)	to oversee the Trusts’ accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

(b)	to oversee the quality and objectivity of the financial statements of the Trusts’ series (each a “Fund” and collectively, the “Funds”) and the independent audit thereof;

(c)	to act as a liaison between the Trusts’ independent registered public accounting firm (the “independent auditors”) and the full Board of Trustees (the “Board”); and

(d)	to provide immediate access for the Trusts’ independent auditors to report any special matters they believe should be brought to the attention of the full Board.

The function of the Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, the independent auditors’ responsibility to plan and carry out a proper audit, and management’s and the independent auditors’ responsibility to determine that the Funds’ financial statements are accurate and complete and in accordance with generally accepted accounting principles (“GAAP”). Each member of the Committee shall be entitled to rely on the accuracy of the financial and other information provided, and the representations made, to the Committee by the independent auditors, management, and the Funds’ investment adviser or its affiliates. Accordingly, the Committee’s oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by a Fund to its shareholders and others.

3.	To carry out its purposes and responsibilities, the Committee shall have the duty and power to:

(a)	approve and recommend to the full board the selection, retention, or termination of independent auditors and, in connection therewith, to evaluate the independence of such auditors, including whether such auditors’ independence is jeopardized by their provision of services to the Funds’ investment adviser or its affiliates, to request such information as the Committee deems appropriate in connection therewith, and to receive such auditors’ specific representations as to their independence; including considering whether the auditor’s provision of permissible non-audit services is compatible with the auditor’s independence;

(b)	discuss with the independent auditor the matters required to be discussed under the standards of the PCAOB

(c)	periodically review and evaluate the experience and qualifications of lead partner and other senior members of the independent auditors’ team and confirm the regular rotation of the lead audit partner and reviewing partner, as required by Section 203 of the Sarbanes-Oxley Act, and present its conclusions to the full board;

(d)	receive and consider reports on the audit results of the independent auditors and the extent and quality of their audit(s);

[1]	For purposes of this Charter, an “Independent Trustee” shall mean a Trustee who is not an “interested person,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trusts.
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(e)	obtain and review, at least annually, a report by the independent auditors describing: the independent auditors’ internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and all relationships between the independent auditors and each Fund, including the disclosures required by any applicable Independence Standards Board Standard. The Committee shall engage in an active dialogue with the independent auditors concerning any disclosed relationships or services that might impact the objectivity and independence of such auditors; including considering whether the auditor’s provision of permissible non-audit services is compatible with the auditor’s independence;

(f)	meet with the Trusts’ independent auditors, including private meetings, as necessary: (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by such auditors, or other results of said audit(s); (iii) to consider such auditors’ comments with respect to the Trusts’ critical accounting policies, procedures, and internal accounting controls, and management’s responses thereto; and (iv) to review the opinion that such auditors propose to render to the Board and the Funds’ shareholders;

(g)	consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the independent auditors;

(h)	pre-approve, to the extent required by applicable regulations: (i) all audit and permitted non-audit services rendered to the Trusts by the independent auditors; and (ii) all permitted non-audit services that relate directly to the Trusts’ operations or financial reporting provided by the independent auditors to: (A) the Funds’ investment adviser; or (B) any entity controlling, controlled by, or under common control with the investment adviser, if that entity provides ongoing services to the Funds; and review the fees charged by such auditors for such audit and non-audit services; provided, however, that the Committee may implement policies and procedures pursuant to which eligible services are pre-approved other than by the full Committee, subject to the requirement that the full Committee be notified in a timely manner of each such services;

(i)	receive, to the extent required by applicable regulations, from the Trusts’ independent auditors reports regarding: (i) all critical accounting policies and practices to be used in preparing the Funds’ financial statements; (ii) all alternative treatments within GAAP for policies and practices related to material items that have been discussed with management of the Trusts, including: (A) ramifications of the use of such alternative disclosures and treatments; and (B) the treatment preferred by the independent auditors; (iii) other material written communications between the independent auditors and the Trusts’ management, such as any management letter or schedule of unadjusted differences; (iv) non-audit services provided to certain affiliates of the Funds that were not pre-approved by the Committee; and (v) such other matters as are required by applicable law or regulation; and to take in each case such actions as deemed appropriate in connection therewith;

(j)	receive, to the extent required by applicable regulations, from the Trusts’ principal executive officer and principal financial officer disclosure concerning: (i) all significant deficiencies in the design or operation of internal controls that could adversely affect the Trusts’ ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Trusts’ internal controls, and to take such actions as are deemed appropriate in connection therewith;

(k)	review with Trust management, the Trusts’ independent auditors and, if appropriate, the Trusts’ counsel and counsel to the Independent Trustees, any correspondence with regulators or governmental agencies that raises material issues regarding the Trusts’ financial statements, financial results, accounting policies, or internal controls;

(l)	investigate, or oversee the investigation of, any reported improprieties or suspected improprieties in Fund operations relating to the Trusts’ accounting and financial reporting policies and practices and its internal controls;
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(m)	review such other matters or information that the Committee believes may be relevant to the independent auditors, the audit engagement, or the Trusts’ financial policies and procedures or internal accounting controls, report its activities to the full Board on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate;

(n)	meet quarterly with the Trusts’ Chief Compliance Officer (the “CCO”), at least annually without the presence of management; and provide a forum for the discussion of any compliance concerns that need to be addressed, and report the same to the full Board along with appropriate recommendations regarding the resolution of such concerns;

(o)	evaluate, at least annually, the overall performance of the CCO and report its findings to the full Board;

(p)	evaluate, at least annually, the compensation of the CCO and make appropriate recommendations to the full Board regarding the approval thereof;

(q)	consider any proposals to remove the CCO and make appropriate recommendations to the full Board;

(r)	evaluate any proposed replacement of the CCO and such candidate’s proposed compensation and make appropriate recommendations to the full Board;

(s)	review the Valuation Committee Charter periodically, and make such recommendations to the full Board with respect to amendments to the Valuation Committee Charter or the Trusts’ Securities Pricing Procedures utilized by the Valuation Committee to “fair value” securities as it deems necessary; and

(t)	establish procedures for the receipt, retention, and treatment of complaints received by a Fund regarding accounting, internal accounting controls, or auditing matters, as and when required by applicable rules.

4.	The Committee shall meet on a regular basis as needed and is empowered to hold special meetings as circumstances require. In addition, the Committee shall keep written minutes of its meetings and a copy of all materials presented in connection with such meetings, which minutes and materials shall be maintained with the Trusts’ books and records.

5.	The Committee shall meet with the Treasurer of the Trusts and with internal auditors, if any, for MML Investment Advisers, LLC, periodically to review and discuss such matters or information that the Committee believes may be relevant to the independent auditors, the audit engagement, the Trusts’ financial condition and results, or the Trusts’ financial policies, procedures, and internal controls, or as otherwise necessary or appropriate in connection with the Committee’s duties hereunder. The Committee may request any officer or employee of the Trusts or any of the Trusts’ service providers, the Trusts’ counsel, counsel to the Independent Trustees, or independent auditors, to attend a meeting of the Committee or to meet with any member of, or consultant to, the Committee.

6.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

7.	One member of the Committee shall be appointed as chair by the Board. The chair shall be responsible for leadership of the Committee, including scheduling meetings or reviewing and approving the schedule for them, preparing agendas or reviewing and approving them before meetings, presiding over meetings, and making reports to the Board, as appropriate.

8.	The designation by the Board of a Committee member as an “audit committee financial expert,” within the meaning of the rules under the Sarbanes-Oxley Act, shall not impose any greater responsibility or liability on that member than the responsibility and liability imposed on such person as a member of the Committee, nor shall it decrease the duties and obligations of other Committee members or the Board. The Committee shall review this Charter as necessary and recommend any changes to the full Board.
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APPENDIX C

Nominating and Governance Committee Charter

(Amended and Restated as of December 21, 2021)

This charter sets forth the purpose, operating guidelines, and responsibilities of the Nominating and Governance Committee (the “Committee”) of the Board of Trustees (the “Board”) of the MassMutual Select Funds, MassMutual Premier Funds, MassMutual Advantage Funds, MML Series Investment Fund, and MML Series Investment Fund II (together, the “Funds” or the “Trusts”). The charter is reviewed and approved periodically by the Committee.

Statement of Purposes and Responsibilities

The primary purposes and responsibilities of the Committee are as follows:

(i)	To identify, and evaluate the qualifications of, individuals to become independent[1] members of the Funds’ Board in the event that a position currently filled by an Independent Trustee is vacated or created;

(ii)	To nominate the Independent Trustee nominees for election or appointment to the Board;

(iii)	To set any necessary standards or qualifications for service on the Board;

(iv)	To recommend periodically to the full Board an Independent Trustee to serve as Chairperson (such Chairperson to serve for a term of three years but not more than two consecutive terms);

(v)	To evaluate at least annually the independence (under Rule 0-1(a)(6) under the 1940 Act) and overall performance of counsel to the Independent Trustees;

(vi)	To annually review the compensation of the Independent Trustees as set forth in the Trustee Compensation Policy and make recommendations to the full Board regarding such compensation;

(vii)	with the assistance of counsel to the Trusts, to monitor and evaluate industry and legal developments with respect to fund governance matters, in order to ensure compliance with all applicable requirements and with a view to identifying and recommending “best practices” to the Board;

(viii)	to monitor and evaluate the structure, membership, size, responsibilities, and procedures of the Board and all Board committees, including the allocation of specific tasks and responsibilities among all Board committees, consistent with the intent of the charter of each such committee, and to make recommendations to the Board regarding the same;

(ix)	to study and recommend to the Board procedures for evaluating the performance of Trustees and Board committees;

(x)	receive reports of Covered Persons under the Trusts’ Sarbanes-Oxley Code of Ethics, consider what action to take in the event of a violation of such Code, consider any requests for a waiver of any provision of such Code, and make recommendations regarding the Code;

(xi)	consider and address any conflicts concerning the Trusts brought to the attention of the Committee relating to governance, including particularly any issues that may arise concerning any officer or Trustee positions, direct or indirect financial interests or relationships involving any Independent Trustee, or any member of the immediate family thereof, and any of the persons or entities identified in response to Item 17(b)(7)(i) to (viii) of Form N-1A (see Appendix A), whether or not required to be disclosed in response to Item 17(b)(7) to (9) of Form N-1A;

(xii)	consider and make recommendations to the Board at least annually concerning the Trusts’ directors and officers liability insurance coverage;

[1]	For purposes of this Charter, an “Independent Trustee” shall mean a Trustee who is not an “interested person,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Funds.
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(xiii)	to consider, with the assistance of counsel, any issues or controversies arising as to whether or not a Trustee designated as an Independent Trustee in fact satisfies all of the criteria for such status (whether imposed by law or such more stringent policies as may be adopted) and to make recommendations to the Board regarding the same;

(xiv)	to establish guidelines on corporate governance matters; and

(xv)	To review this Charter periodically and recommend any changes to the full Board.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Funds.

The nomination of interested Trustees shall be the responsibility of the entire Board.

Operating Guidelines

The Board of the Funds shall appoint at least three members to serve on the Committee and shall also designate one Committee member to serve as Chair. The Chair shall serve a term of three years, with no limit on the number of terms that may be served. All members of the Committee shall be Independent Trustees. At the invitation of the Committee, Trustees who are non-Committee members may attend all or part of any meetings of the Committee.

The Committee will meet at least twice per calendar year. Additional meetings may be held as deemed appropriate by the Committee, or as called by the Chair.

Except as provided by law, the following provisions shall govern the conduct of Committee meetings:

Notice. Notice shall be given as provided for meetings of the full Board of the Funds.

Quorum. At any Committee meeting, a majority of the Committee members then in office shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

Action by Vote. When a quorum is present at any meeting, a majority of Committee members present may take any action.

Action by Writing. Any action required or permitted to be taken at any Committee meeting may be taken without a meeting if all of the Committee members consent to the action in writing and such written consents are filed with the records of the meetings of the Committee. Such consent shall be treated for all purposes as a vote taken at a Committee meeting.

Presence Through Communications Equipment. The members of the Committee may participate in a Committee meeting by means of a conference telephone, or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time.

Participation by such means shall constitute presence in person at a meeting.

Minutes. Minutes of the meeting shall be taken and circulated to all members of the Committee in a timely manner.

Reports. The Committee shall report to the Board concerning its activities.

Identification of Independent Trustee Nominees

(a)	Identification of Independent Trustee Nominees. In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Funds’ current Trustees, (ii) the Funds’ officers, (ii) the Funds’ investment adviser(s), (iv) the Funds’ shareholders (see below), and (v) any other source the Committee deems to be appropriate (e.g., executive search firms).

(b)	Consideration of Independent Trustee Candidates Recommended by Fund Shareholders. The Committee will consider and evaluate nominee candidates properly submitted by shareholders in the same manner as it considers and evaluates candidates recommended by other sources. To be considered properly submitted, shareholder recommendations for Independent Trustee candidates must be submitted in accordance with the requirements of Appendix B.
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Qualifications for Independent Trustee Nominees

The Committee requires that all Independent Trustee candidates have a college degree or, in the judgment of the Committee, equivalent business experience. The Committee may take into account a wide variety of factors in considering Independent Trustee candidates, giving such weight to any individual factor(s) as they deem appropriate, including (but not limited to):

(i)	availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board;

(ii)	relevant industry and related experience;

(iii)	educational background;

(iv)	depth and breadth of financial expertise, including whether the candidate would qualify as an “independent” “audit committee financial expert” as those terms are defined in Item 3 of Form N-CSR;

(v)	whether, and to what extent, a candidate’s background, experience, and skills would complement the background, experience, and skills of the Board’s existing Trustees; and

(vi)	an assessment of the candidate’s ability, judgment, expertise, reputation, and integrity.

In the case of a shareholder recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee, including, without limitation, the value of the Funds’ securities owned by the shareholder and the length of time such shares have been held by the shareholder.

Different factors may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Committee’s (or the Board’s) perception about future issues and needs.

Governance Function

The Committee will develop, recommend to the Board, and periodically review, as needed, guidelines on corporate governance matters (“Governance Guidelines”). Such guidelines will include policies with respect to:

(i)	the training and orientation of Trustees on an ongoing basis (the Committee strongly encourages each Trustee to attend at least two educational activities per calendar year);

(ii)	the establishment and revision, as needed, of the committee structure of the Board;

(iii)	the periodic evaluation of Trustee and committee performance;

(iv)	attendance at, and conduct of, Board meetings;

(v)	the conduct of any investigation by the Board;

(vi)	retirement policies concerning Trustees and succession planning concerning transitional Board membership, as applicable, and a plan for any change in Board membership, if needed, to comply with Board composition requirements within the period specified by Rule 10e-1 under the 1940 Act;

(vii)	service by Trustees as officers or directors/trustees of other investment company complexes and public companies and other activities which may affect the operation of the Trusts or the Board;

(viii)	ownership by Trustees of shares of the various funds comprising the Trusts;

(ix)	the adoption of any “independence” standards applicable to Independent Trustees more stringent than the requirement not to be an “interested person” as defined in Section 2(a)(19) of the 1940 Act, as the Committee determines appropriate; and

(x)	in general, the conduct of business by the Board, the Trusts and the Trusts’ investment adviser and subadvisers in accordance with high standards of integrity.
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Appendix A

Item 17. Management of the Fund

Instructions.

1.	For purposes of this Item 17, the terms below have the following meanings:

(a)	The term “family of investment companies” means any two or more registered investment companies that:

(1)	Share the same investment adviser or principal underwriter; and

(2)	Hold themselves out to investors as related companies for purposes of investment and investor services.

(b)	The term “fund complex” means two or more registered investment companies that:

(1)	Hold themselves out to investors as related companies for purposes of investment and investor services; or

(2)	Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

(c)	The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in section 152 of the Internal Revenue Code (26 U.S.C. 152).

(d)	The term “officer” means the president, vice-president, secretary, treasurer, controller, or any other officer who performs policy-making functions.

2.	When providing information about directors, furnish information for directors who are interested persons of the Fund separately from the information for directors who are not interested persons of the Fund. For example, when furnishing information in a table, you should provide separate tables (or separate sections of a single table) for directors who are interested persons and for directors who are not interested persons. When furnishing information in narrative form, indicate by heading or otherwise the directors who are interested persons and the directors who are not interested persons.

…

(7) Describe briefly any material interest, direct or indirect, of any director who is not an interested person of the Fund, or immediate family member of the director, in any transaction, or series of similar transactions, during the two most recently completed calendar years, in which the amount involved exceeds $120,000 and to which any of the following persons was a party:

(i)	The Fund;

(ii)	An officer of the Fund;

(iii)	An investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) (15 U.S.C. 80a-3(c)(1) and (c)(7)), having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of the Fund;

(iv)	An officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) (15 U.S.C. 80a-3(c)(1) and (c)(7)), having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of the Fund;

(v)	An investment adviser or principal underwriter of the Fund;
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(vi)	An officer of an investment adviser or principal underwriter of the Fund;

(vii)	A person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund; or

(viii)	An officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

Instructions.

1.	Include the name of each director or immediate family member whose interest in any transaction or series of similar transactions is described and the nature of the circumstances by reason of which the interest is required to be described.

2.	State the nature of the interest, the approximate dollar amount involved in the transaction, and, where practicable, the approximate dollar amount of the interest.

3.	In computing the amount involved in the transaction or series of similar transactions, include all periodic payments in the case of any lease or other agreement providing for periodic payments.

4.	Compute the amount of the interest of any director or immediate family member of the director without regard to the amount of profit or loss involved in the transaction(s).

5.	As to any transaction involving the purchase or sale of assets, state the cost of the assets to the purchaser and, if acquired by the seller within two years prior to the transaction, the cost to the seller. Describe the method used in determining the purchase or sale price and the name of the person making the determination.

6.	Disclose indirect, as well as direct, material interests in transactions. A person who has a position or relationship with, or interest in, a company that engages in a transaction with one of the persons listed in paragraphs (b)(7)(i) through (b)(7)(viii) of this Item 17 may have an indirect interest in the transaction by reason of the position, relationship, or interest. The interest in the transaction, however, will not be deemed “material” within the meaning of paragraph (b)(7) of this Item 17 where the interest of the director or immediate family member arises solely from the holding of an equity interest (including a limited partnership interest, but excluding a general partnership interest) or a creditor interest in a company that is a party to the transaction with one of the persons specified in paragraphs (b)(7)(i) through (b)(7)(viii) of this Item 17, and the transaction is not material to the company.

7.	The materiality of any interest is to be determined on the basis of the significance of the information to investors in light of all the circumstances of the particular case. The importance of the interest to the person having the interest, the relationship of the parties to the transaction with each other, and the amount involved in the transaction are among the factors to be considered in determining the significance of the information to investors.

8.	No information need be given as to any transaction where the interest of the director or immediate family member arises solely from the ownership of securities of a person specified in paragraphs (b)(7)(i) through (b)(7)(viii) of this Item 17 and the director or immediate family member receives no extra or special benefit not shared on a pro rata basis by all holders of the class of securities.

9.	Transactions include loans, lines of credit, and other indebtedness. For indebtedness, indicate the largest aggregate amount of indebtedness outstanding at any time during the period, the nature of the indebtedness and the transaction in which it was incurred, the amount outstanding as of the end of the most recently completed calendar year, and the rate of interest paid or charged.

10.	No information need be given as to any routine, retail transaction. For example, the Fund need not disclose that a director has a credit card, bank or brokerage account, residential mortgage, or insurance policy with a person specified in paragraphs (b)(7)(i) through (b)(7)(viii) of this Item 17 unless the director is accorded special treatment.
A-2

Appendix B

Procedures for Shareholders to Submit Nominee Candidates

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Funds’ Nominating and Governance Committee, to the attention of the Secretary, at the address of the principal executive offices of the Funds.

2.	The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Funds at least 60 calendar days before the date of the meeting at which the Committee is to select a nominee for Independent Trustee.

3.	The Shareholder Recommendation must include:

(i)	a statement in writing setting forth:

(A)	the name, age, date of birth, phone number, business address, residence address, nationality, and pertinent qualifications of the person recommended by the shareholder (the “Candidate”), including an explanation of why the shareholder believes the Candidate will make a good Trustee;

(B)	the class or series and number of all shares of the Funds owned of record or beneficially by the Candidate, as reported to such shareholder by the Candidate;

(C)	any other information regarding the Candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Funds);

(D)	any other information regarding the Candidate that would be required to be disclosed if the Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

(E)	whether the recommending shareholder believes that the Candidate is or will be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds and, if not an “interested person,” information regarding the Candidate that will be sufficient for the Funds to make such determination;

(ii)	the written and signed consent of the Candidate to be named as a nominee, consenting to: (1) the disclosure, as may be necessary or appropriate, of such Candidate’s information submitted in accordance with (i) above; and (2) service as a Trustee, if elected;

(iii)	the recommending shareholder’s name as it appears on the Funds’ books, the number of all shares of each series and class of the Funds owned beneficially and of record by the recommending shareholder;

(iv)	a description of all arrangements or understandings between the recommending shareholder and the Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and

(v)	such other information as the Committee may require the Candidate to furnish, as the Committee may reasonably require or deem necessary to determine the eligibility of such Candidate to serve as a Trustee, or to satisfy applicable law.
B-1

APPENDIX D –
TRUSTEE COMPENSATION

The table below shows (i) compensation paid to the Trustees by each Fund for its most recently completed fiscal year (ending December 31, 2021) and (ii) the total compensation received by each Trustee from the MassMutual fund complex for the period ending December 31, 2021. The Trusts have no pension or retirement plan, but do have deferred compensation plans. The MML Series Investment Fund plan provides for amounts deferred prior to July 1, 2008, plus interest, to be credited at a rate of interest of eight percent (8%). Amounts deferred after July 1, 2008, plus or minus earnings, are “shadow invested.” These amounts are valued based on changes in the values of one or more registered investment companies overseen by a Trustee. The MML Series Investment Fund II plan provides for amounts deferred prior to January 1, 2012, plus interest, to be credited at a rate of interest equal to that of the U.S. Corporate Bond Index as of January 1, 2012, to be reset every two years. Amounts deferred after January 1, 2012, plus or minus earnings, are “shadow invested.” These amounts are valued based on changes in the values of one or more registered investment companies overseen by a Trustee.

Interested Trustees receive no compensation from the Funds for their services as Trustees. The table includes information for Mr. R. Alan Hunter, Jr., who is expected to retire in June 2022 under the Board’s retirement policy and is not standing for re-election. This table does not include information for Mr. R. Bradford Malt, Ms. Cynthia R. Plouché, and Mr. Jason J. Price because they did not serve as a Trustee of the Board during any Fund’s recently completed fiscal year or during the calendar year 2021. Messrs. Fanning and Noreen, as employees of MassMutual, received no compensation for their roles as Trustee to the Trust.

	MML Blue Chip Growth Fund		MML Equity Income Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$2,423.42		$1,994.07
Nabil N. El-Hage	$2,489.16		$2,048.08
Michael R. Fanning
Maria D. Furman	$2,185.89		$1,879.74
R. Alan Hunter, Jr.	$3,058.87		$2,516.08
Robert E. Joyal[1]
C. Ann Merrifield	$2,270.04		$1,868.04
Clifford M. Noreen
Susan B. Sweeney	$2,401.51		$1,976.07
	MML Equity Index Fund		MML Focused Equity Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$2,977.03		$1,325.56
Nabil N. El-Hage	$3,057.84		$1,361.39
Michael R. Fanning
Maria D. Furman	$2,708.14		$1,227.48
R. Alan Hunter, Jr.	$3,758.31		$1,671.89
Robert E. Joyal
C. Ann Merrifield	$2,788.45		$1,241.98
Clifford M. Noreen
Susan B. Sweeney	$2,950.08		$1,313.62

[1]	Robert E. Joyal retired from the Board as of December 31, 2020.
D-1

	MML Foreign Fund		MML Fundamental Equity Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$1,210.08		$844.57
Nabil N. El-Hage	$1,242.80		$867.53
Michael R. Fanning
Maria D. Furman	$1,149.75		$738.91
R. Alan Hunter, Jr.	$1,526.47		$1,066.44
Robert E. Joyal
C. Ann Merrifield	$1,133.69		$791.03
Clifford M. Noreen
Susan B. Sweeney	$1,199.16		$836.92
	MML Fundamental Value Fund		MML Global Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$902.46		$1,765.73
Nabil N. El-Hage	$926.91		$1,813.47
Michael R. Fanning
Maria D. Furman	$847.57		$1,657.50
R. Alan Hunter, Jr.	$1,138.74		$2,227.14
Robert E. Joyal
C. Ann Merrifield	$845.44		$1,654.36
Clifford M. Noreen
Susan B. Sweeney	$894.32		$1,749.83
	MML Growth & Income Fund		MML Income & Growth Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$711.05		$1,193.87
Nabil N. El-Hage	$730.33		$1,226.19
Michael R. Fanning
Maria D. Furman	$651.27		$1,127.27
R. Alan Hunter, Jr.	$897.48		$1,506.24
Robert E. Joyal
C. Ann Merrifield	$666.04		$1,118.46
Clifford M. Noreen
Susan B. Sweeney	$704.62		$1,183.10
D-2

	MML International Equity Fund		MML Large Cap Growth Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$739.25		$664.04
Nabil N. El-Hage	$759.26		$682.04
Michael R. Fanning
Maria D. Furman	$695.61		$588.45
R. Alan Hunter, Jr.	$932.86		$838.15
Robert E. Joyal
C. Ann Merrifield	$692.52		$622.02
Clifford M. Noreen
Susan B. Sweeney	$732.58		$658.02
	MML Managed Volatility Fund		MML Mid Cap Growth Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$624.53		$2,353.29
Nabil N. El-Hage	$641.41		$2,417.02
Michael R. Fanning
Maria D. Furman	$589.33		$2,213.40
R. Alan Hunter, Jr.	$787.79		$2,969.33
Robert E. Joyal
C. Ann Merrifield	$585.11		$2,204.58
Clifford M. Noreen
Susan B. Sweeney	$618.89		$2,332.05
	MML Mid Cap Value Fund		MML Small Cap Growth Equity Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$1,778.90		$910.13
Nabil N. El-Hage	$1,827.06		$934.82
Michael R. Fanning
Maria D. Furman	$1,686.33		$853.85
R. Alan Hunter, Jr.	$2,244.34		$1,148.71
Robert E. Joyal
C. Ann Merrifield	$1,666.55		$852.57
Clifford M. Noreen
Susan B. Sweeney	$1,762.86		$901.93
D-3

	MML Small Company Value Fund		MML Small/Mid Cap Value Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$415.89		$852.63
Nabil N. El-Hage	$427.16		$875.74
Michael R. Fanning
Maria D. Furman	$390.65		$802.04
R. Alan Hunter, Jr.	$524.84		$1,076.06
Robert E. Joyal
C. Ann Merrifield	$389.58		$798.68
Clifford M. Noreen
Susan B. Sweeney	$412.13		$844.92
	MML Total Return Bond Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$1,536.16
Nabil N. El-Hage	$1,577.65
Michael R. Fanning
Maria D. Furman	$1,427.86
R. Alan Hunter, Jr.	$1,937.34
Robert E. Joyal
C. Ann Merrifield	$1,439.32
Clifford M. Noreen
Susan B. Sweeney	$1,522.31
	MML Conservative Allocation Fund		MML Balanced Allocation Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$1,884.73		$2,145.30
Nabil N. El-Hage	$1,935.76		$2,203.26
Michael R. Fanning
Maria D. Furman	$1,739.66		$2,027.36
R. Alan Hunter, Jr.	$2,377.98		$2,705.64
Robert E. Joyal
C. Ann Merrifield	$1,765.66		$2,010.04
Clifford M. Noreen
Susan B. Sweeney	$1,867.72		$2,125.96
D-4

	MML Moderate Allocation Fund		MML Growth Allocation Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$8,222.12		$5,575.26
Nabil N. El-Hage	$8,444.29		$5,725.60
Michael R. Fanning
Maria D. Furman	$7,809.85		$5,313.99
R. Alan Hunter, Jr.	$10,369.44		$7,028.62
Robert E. Joyal
C. Ann Merrifield	$7,703.85		$5,224.45
Clifford M. Noreen
Susan B. Sweeney	$8,148.07		$5,525.15
	MML Aggressive Allocation Fund		MML American Funds Growth Fund
Trustees	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$726.29		$1,162.29
Nabil N. El-Hage	$745.98		$1,193.82
Michael R. Fanning
Maria D. Furman	$672.58		$1,059.70
R. Alan Hunter, Jr.	$916.63		$1,467.16
Robert E. Joyal
C. Ann Merrifield	$680.34		$1,088.69
Clifford M. Noreen
Susan B. Sweeney	$719.73		$1,151.77
	MML American Funds International Fund		MML American Funds Core Allocation Fund
Trustees	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$265.32		$4,143.03
Nabil N. El-Hage	$272.49		$4,254.94
Michael R. Fanning
Maria D. Furman	$249.66		$3,938.16
R. Alan Hunter, Jr.	$334.71		$5,224.74
Robert E. Joyal
C. Ann Merrifield	$248.58		$3,881.93
Clifford M. Noreen
Susan B. Sweeney	$262.94		$4,105.74
D-5

	MML Blend Fund		MML Dynamic Bond Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$3,606.91		$1,478.63
Nabil N. El-Hage	$3,704.72		$1,518.51
Michael R. Fanning
Maria D. Furman	$3,339.42		$1,413.70
R. Alan Hunter, Jr.	$4,550.27		$1,862.09
Robert E. Joyal
C. Ann Merrifield	$3,377.08		$1,384.12
Clifford M. Noreen
Susan B. Sweeney	$3,572.61		$1,463.78
	MML Equity Fund		MML Equity Momentum Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$3,814.49		$189.09
Nabil N. El-Hage	$3,918.11		$194.23
Michael R. Fanning
Maria D. Furman	$3,506.58		$170.18
R. Alan Hunter, Jr.	$4,815.01		$238.64
Robert E. Joyal
C. Ann Merrifield	$3,571.92		$177.02
Clifford M. Noreen
Susan B. Sweeney	$3,779.10		$187.28
	MML Equity Rotation Fund		MML High Yield Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$201.42		$448.54
Nabil N. El-Hage	$206.90		$460.61
Michael R. Fanning
Maria D. Furman	$181.94		$439.34
R. Alan Hunter, Jr.	$254.41		$563.79
Robert E. Joyal
C. Ann Merrifield	$188.60		$419.33
Clifford M. Noreen
Susan B. Sweeney	$199.56		$443.43
D-6

	MML Inflation-Protected and Income Fund		MML iShares® 60/40 Allocation Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$1,511.14
Nabil N. El-Hage	$1,552.02
Michael R. Fanning
Maria D. Furman	$1,441.62
R. Alan Hunter, Jr.	$1,904.98
Robert E. Joyal
C. Ann Merrifield	$1,414.74
Clifford M. Noreen
Susan B. Sweeney	$1,496.46
	MML iShares® 80/20 Allocation Fund		MML Managed Bond Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair			$4,645.98
Nabil N. El-Hage			$4,771.60
Michael R. Fanning
Maria D. Furman			$4,379.67
R. Alan Hunter, Jr.			$5,855.44
Robert E. Joyal
C. Ann Merrifield			$4,349.57
Clifford M. Noreen
Susan B. Sweeney			$4,600.54
	MML Short-Duration Bond Fund		MML Small Cap Equity Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$857.44		$618.59
Nabil N. El-Hage	$880.62		$635.42
Michael R. Fanning
Maria D. Furman	$816.51		$569.64
R. Alan Hunter, Jr.	$1,080.49		$781.54
Robert E. Joyal
C. Ann Merrifield	$802.72		$579.47
Clifford M. Noreen
Susan B. Sweeney	$849.01		$613.15
D-7

	MML Special Situations Fund		MML Strategic Emerging Markets Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$172.77		$519.40
Nabil N. El-Hage	$177.48		$533.41
Michael R. Fanning
Maria D. Furman	$155.82		$506.34
R. Alan Hunter, Jr.	$218.32		$653.29
Robert E. Joyal
C. Ann Merrifield	$161.82		$485.55
Clifford M. Noreen
Susan B. Sweeney	$171.24		$513.50
	MML U.S. Government Money Market Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$908.35
Nabil N. El-Hage	$932.87
Michael R. Fanning
Maria D. Furman	$853.24
R. Alan Hunter, Jr.	$1,160.73
Robert E. Joyal
C. Ann Merrifield	$862.06
Clifford M. Noreen
Susan B. Sweeney	$911.84
	Total Compensation from the MassMutual Fund Complex
	Aggregate Compensation from the Fund		Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$285,500
Nabil N. El-Hage	$293,000
Michael R. Fanning
Maria D. Furman	$268,000
R. Alan Hunter, Jr.	$358,000
Robert E. Joyal
C. Ann Merrifield	$268,000
Clifford M. Noreen
Susan B. Sweeney[1]	$407,900

[1]	Mrs. Sweeney’s total compensation includes amounts received as compensation for her role as trustee of Barings Participation Investors and Barings Corporate Investors, which are deemed to be part of the Fund Complex because they are managed by Barings LLC, an affiliate of MML Advisers.
D-8

APPENDIX E

MML SERIES INVESTMENT FUND

MML SERIES INVESTMENT FUND II

Form of Plan of Liquidation

Plan of Liquidation (the “Plan”) made this [   ] day of [          ], 2022, by MML Series Investment Fund, on behalf of its series MML American Funds International Fund, and MML Series Investment Fund II, on behalf of its series MML Equity Momentum Fund and MML Special Situations Fund. MML Series Investment Fund and MML Series Investment Fund II are each a Massachusetts business trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) (each, a “Trust”). This Plan refers to each of MML American Funds International Fund, MML Equity Momentum Fund, and MML Special Situations Fund as the “Fund,” and collectively, the “Funds.”

This Plan is intended to accomplish the complete liquidation and dissolution of each of the Funds in conformity with Article IX, Section 4 of each Trust’s Second Amended and Restated Agreement and Declaration of Trust, as amended. Shares of the Funds are offered exclusively to certain registered separate accounts of Massachusetts Mutual Life Insurance Company (“MassMutual”) and C.M. Life Insurance Company as a funding vehicle for certain variable annuity contracts and variable life insurance policies (“variable contracts/policies”). Additionally, shares of the MML Equity Momentum Fund and MML Special Situations Fund are currently held by MassMutual directly as a result of interests that were purchased by MassMutual at the inception of the MML Equity Momentum Fund’s and MML Special Situations Fund’s Class II and Service Class I shares in order to provide seed money for these share classes.

At its meeting on December 21, 2021, the Board of Trustees of each Trust (the “Board”), after determining that it is in the best interests of each Trust, each Fund, the shareholders of each Fund, and variable contract owners and policy holders indirectly invested in each Fund (“contract owners and policy holders”), to liquidate and dissolve each Fund, adopted this Plan to govern the liquidation and dissolution of each Fund.

1. Liquidation Date. The liquidation of the Funds shall occur on November 1, 2022, or such other date as established by the officers of the applicable Trust, upon consultation with counsel to the applicable Trust and the Board. The date of such liquidation is hereinafter called the “Liquidation Date.”

2. Shareholder Meetings. The Board will call a meeting of the shareholders of each Fund to be held prior to the Liquidation Date in order to submit to shareholders this Plan for its approval or disapproval. This Plan will only be effective with respect to each Fund after it is approved by that Fund’s shareholders.

3. Liquidation of Assets. Prior to the Liquidation Date, all portfolio securities of each Fund not already converted to cash or cash equivalents shall be converted to cash or cash equivalents.

4. Dividend Declaration. For each Fund, the Board will declare and pay a dividend on or before the Liquidation Date on Fund shares representing substantially all of the Fund’s accrued but undistributed net investment income through the Liquidation Date as well as any other dividend necessary to enable the Fund to avoid any liability for federal income and excise taxes.

5. Payment of Liabilities and Distribution. Prior to the Liquidation Date, the officers of each Trust shall make necessary inquiries to determine the claims and obligations of each Fund, including contingent, conditional, or unmatured claims and obligations. Such steps may include obtaining from certain service providers representations and certifications regarding, to the best of their knowledge, present and potential obligations. The officers shall specifically determine whether a reserve may be needed to pay the claims and obligations of each Fund. Such officers shall pay (or make reasonable provision to pay) from each Fund’s assets the amount of all claims from creditors. The assets of each Fund remaining after payment of (or making reasonable provision to pay) its liabilities (“Net Assets”) shall be distributed ratably among its shareholders of record on the Liquidation Date. The distribution will be made on or as soon as practicable after the Liquidation Date and is expected to consist of cash representing all of the Net Assets of each Fund.

6. Additional Assets. Should any assets of a Fund not be distributed on the Liquidation Date or should additional assets come into the possession of a Fund in the future, the Fund’s investment adviser shall, to the extent reasonably practicable, take steps to distribute such assets to shareholders of record as of the Liquidation Date.

E-1

7. Reinvestment of Proceeds. Immediately following the distribution of liquidation proceeds to shareholders, it is the responsibility of MassMutual and C.M. Life Insurance Company to reinvest the cash proceeds distributed to each of their separate accounts pursuant to paragraph 6 hereof by transferring the proceeds from the subaccounts/divisions that hold Fund shares to other subaccounts/divisions. With respect to each variable contract/policy, MassMutual and C.M. Life Insurance Company will transfer contract/policy value from the subaccount(s)/divisions(s) that held the Fund shares to alternative subaccounts/divisions available under the variable contract/policy pursuant to the contract owner’s or policy holder’s prior instructions. For variable contracts/policies as to which the contract owner or policy holder has not provided transfer instructions, MassMutual and C.M. Life Insurance Company will transfer contract/policy value to the subaccount/division that invests in shares of a designated money market fund.

8. Expenses of the Liquidation and Dissolution. Except for the ordinary operating expenses of the Funds through the Liquidation Date, the expenses relating to the dissolution will be borne by MassMutual and/or MML Investment Advisers, LLC. The expenses of the dissolution include, but are not limited to, (i) any commissions, transaction costs, and other direct expenses of liquidating portfolio investments incurred by the Funds in connection with their dissolution; (ii) costs associated with the preparation and filing of any proxy materials related to the dissolution (or, if the proposal is to be added to a proxy statement otherwise expected to be sent to shareholders of each Trust, the proportionate cost of adding the liquidation proposal to the proxy material); (iii) costs associated with the solicitation of proxies related to the dissolution (or, if the proposal is to be added to a proxy statement otherwise expected to be sent to shareholders of each Trust, the proportionate cost of soliciting proxies for the liquidation); (iv) costs associated with the preparation and filing of any amendments or supplements to each Trust’s registration statement (including the fees of auditors and financial printers); (v) costs associated with the preparation and distribution of contract owner and policy holder communications (including all printing and mailing costs) (if the proposal is to be added to a proxy statement otherwise expected to be sent to shareholders of each Trust, this will include the proportionate cost of printing and mailing associated with adding the proposal to the proxy statement); (vi) costs associated with the negotiation and preparation of the Plan of Liquidation, legal memoranda, legal opinions, Board materials, and termination documents; (vii) costs associated with the closing of the Funds (including any required federal or state filings); (viii) costs associated with any additional audits or financial statements necessary as a result of this transaction (including the preparation of stub financials (if needed) and the conducting of any final audits and the preparation and filing of the final tax returns); (ix) any fees of banks, brokers (except as provided for under (a) and (b) above), custodians, and transfer agents; and (x) the fees of legal counsel for each Trust.

9. Miscellaneous. As soon after the Liquidation Date as is reasonably practicable, each Trust will: (1) prepare and file all federal and other tax returns and reports of the Funds required by law with respect to all periods ending on or before the Liquidation Date; (2) pay all federal and other taxes due on, but not paid by, the Liquidation Date; (3) prepare and file any required regulatory reports, including, but not limited to, any Form N-CEN Report and Rule 24f-2 notices with respect to the Funds; and (4) take any other steps necessary or proper to effect the termination or dissolution of the Funds under federal or state law.

10. Amendment of the Plan. The Board shall have the authority to authorize such variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the dissolution, complete liquidation, and termination of existence of each Fund and the distribution of the Net Assets of each Fund to the shareholders in accordance with the purposes to be accomplished by the Plan.

11. Governing Law. This Plan shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

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APPENDIX F
COMPARISON OF INVESTMENT STRATEGIES AND RISKS FOR EACH FUND IN PROPOSAL 2

Table 1: Investment Objectives and Strategies	MML American Funds International Fund	MML Equity Momentum Fund	MML Special Situations Fund	MML U.S. Government Money Market Fund
Investment Objectives	The Fund seeks long-term capital growth of assets.	This Fund seeks growth of capital over the long-term.	This Fund seeks growth of capital over the long-term.	This Fund seeks current income consistent with preservation of capital and liquidity.
Principal Investment Strategies

The Fund pursues its investment objective through a “master-feeder” relationship. The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series – International Fund (the “Master International Fund”), a series of the American Funds Insurance Series, a registered open-end investment company managed by Capital Research and Management Company (“Capital Research”) with substantially the same investment objective. The Master International Fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in emerging markets, that Capital Research believes have the potential for growth. The Master International Fund may hold a portion of its assets in cash or cash

The Fund invests primarily in common stocks of large capitalization U.S. companies. The Fund’s subadviser, Invesco Advisers, Inc., and sub-subadviser, Invesco Capital Management LLC (together with Invesco Advisers, Inc., “Invesco”), invest the Fund’s assets using an indexing strategy. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included within the S&P 500® Momentum Index* (the “Index”). As of February 28, 2021, the market capitalization range of companies included in the Index was between $11.10 billion and $2.04 trillion.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles

The Fund invests primarily in common stocks of U.S. companies of any size. The Fund’s subadviser, Invesco Advisers, Inc., and sub-subadviser, Invesco Capital Management LLC (together with Invesco Advisers, Inc., “Invesco”), invest the Fund’s assets using an indexing strategy. Under normal circumstances, the Fund invests primarily, and normally at least 80% of its net assets, in the equity securities of companies included within the S&P U.S. IPO and Spin-Off Index* (the “Index”).

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles and maintains the Index, which is designed to measure the performance of U.S. companies that have had initial public offerings (“IPOs”) or have been spun off from

The Fund normally invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements fully collateralized by cash or U.S. Government securities.

In managing the Fund, the Fund’s subadviser, Barings LLC (“Barings”), intends to comply with Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), which sets forth the requirements for money market funds regarding credit quality, diversification, liquidity, and maturity. The Fund seeks to maintain, but does not guarantee, a stable $1.00 share price.

Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. Government securities and repurchase agreements that are

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Table 1: Investment Objectives and Strategies	MML American Funds International Fund	MML Equity Momentum Fund	MML Special Situations Fund	MML U.S. Government Money Market Fund

equivalents.

Capital Research uses a system of multiple portfolio managers in managing the Master International Fund’s assets. Under this approach, the portfolio of the Master International Fund is divided into segments managed by individual managers.

The Master International Fund relies on the professional judgment of its investment adviser, Capital Research, to make decisions about the Master International Fund’s portfolio investments. The basic investment philosophy of Capital Research is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. Securities may be sold when Capital Research believes that they no longer represent relatively attractive investment opportunities.

and maintains the Index, which is designed to measure the performance of approximately 100 stocks in the S&P 500 Index that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the S&P 500 Index. In selecting constituent securities for the Index, the Index Provider first calculates the momentum score of each stock in the S&P 500 Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s a parent company within the past five years. The Index is comprised of IPOs and spin-offs eligible for the S&P U.S. BMI, a country sub-index of the S&P Global BMI, that have a float-adjusted market capitalization of at least $1 billion at the time they are added to the Index. (Index constituents must maintain a float-adjusted market capitalization of at least $500 million.) The Index is weighted by float-adjusted market capitalization, subject to certain caps depending on the number of components of the Index. In general, Index components have a maximum weight of 7.5% for any single stock, and the aggregate weights of companies with weights greater than 4.5% cannot exceed 45%, however these caps may be increased if there are fewer than seventeen Index components (the caps may be further increased, on a graduated scale, in an inverse correlation with the number of Index components).

The Index is rebalanced monthly

fully collateralized by U.S. Government securities. U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. Certain issuers of U.S. Government securities, including Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury.

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Table 1: Investment Objectives and Strategies	MML American Funds International Fund	MML Equity Momentum Fund	MML Special Situations Fund	MML U.S. Government Money Market Fund

volatility over that period. The Index Provider then selects the 100 stocks with the highest momentum score for inclusion in the Index. The Index uses a modified market capitalization-weighted strategy, as the Index Provider weights securities by multiplying their market capitalizations and their momentum scores.

The maximum weight of each component is capped at the lower of 9% or three times its market capitalization weight in the S&P 500 Index. The Index is rebalanced semi-annually after market close on the third Friday in March and September. If a stock is removed from the S&P 500 Index, it will be removed from the Index simultaneously. The Fund is rebalanced in accordance with the Index, meaning that it will buy and sell securities in response to changes in the Index.

Although the Fund generally will invest in substantially all of the securities comprising the Index in proportion to their after the close of the third Friday of each month. Except for spin-offs, additions to the Index are made only at each monthly rebalance. In addition, any constituent security that is removed from the S&P U.S. BMI will be simultaneously removed from the Index. If an IPO is added to the Index but fails the eligibility criteria for inclusion in the S&P U.S. BMI at that index’s subsequent quarterly rebalancing, the IPO is removed from the Index at that time. Constituent securities are only included in the Index for a maximum of five years. A constituent security that has been included in the Index for more than five years is removed at the subsequent monthly rebalance; however, if the deletion of a constituent security would result in the number of constituent securities of the Index being less than 15, the deletion will be delayed until the next monthly rebalance where the resulting number

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Table 1: Investment Objectives and Strategies	MML American Funds International Fund	MML Equity Momentum Fund	MML Special Situations Fund	MML U.S. Government Money Market Fund

weightings in the Index, under various circumstances it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may hold cash or purchase a sample of the securities in the Index. When it relies on a “sampling” methodology, Invesco uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that has, overall, investment characteristics similar to the Index in terms of key risk factors, performance attributes, and other characteristics such as industry weightings, market capitalization, return variability, earnings valuation, yield, and other financial characteristics of securities. When employing a sampling methodology, Invesco bases the number of the holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund of constituent securities would be at least 15. The Fund is rebalanced in accordance with the Index, meaning that it will buy and sell securities in response to changes in the Index.

Although the Fund generally will invest in substantially all of the securities comprising the Index in proportion to their weightings in the Index, under various circumstances it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may hold cash or purchase a sample of the securities in the Index. When it relies on a “sampling” methodology, Invesco uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that has, overall, investment characteristics similar to the Index in terms of key risk factors, performance attributes, and other characteristics such as industry weightings, market capitalization, return

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Table 1: Investment Objectives and Strategies	MML American Funds International Fund	MML Equity Momentum Fund	MML Special Situations Fund	MML U.S. Government Money Market Fund

to hold fewer than the total number of securities in the Index. However, Invesco reserves the right to invest in as many securities as it believes necessary to achieve the Fund’s investment objective. The Fund may use futures contracts, a type of derivative, to seek performance that corresponds to the Index and/or to manage cash flows. Use of futures contracts by the Fund may create investment leverage.

The Index, and therefore the Fund, may at times have significant exposure to one or more industries or sectors. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of issuers than a diversified fund.

Changes in the Index, or use of the sampling methodology described above, may result in active and frequent trading by the Fund and as a result the Fund may have a relatively high portfolio turnover rate.

variability, earnings valuation, yield, and other financial characteristics of securities. When employing a sampling methodology, Invesco bases the number of the holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold fewer than the total number of securities in the Index. However, Invesco reserves the right to invest in as many securities as it believes necessary to achieve the Fund’s investment objective. The Fund may use futures contracts, a type of derivative, to seek performance that corresponds to the Index and/or to manage cash flows. Use of futures contracts by the Fund may create investment leverage.

The Index, and therefore the Fund, may at times have significant exposure to one or more industries or sectors. The Fund is non-diversified, which means that it may hold larger positions in a smaller number

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Table 1: Investment Objectives and Strategies	MML American Funds International Fund	MML Equity Momentum Fund	MML Special Situations Fund	MML U.S. Government Money Market Fund

of issuers than a diversified fund.

Changes in the Index, or use of the sampling methodology described above, may result in active and frequent trading by the Fund and as a result the Fund may have a relatively high portfolio turnover rate.

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Table 2: Principle Risks Comparison	MML American Funds International Fund	MML Equity Momentum Fund	MML Special Situations Fund	MML U.S Government Money Market fund
Equity Securities Risk	✓	✓	✓
Momentum Investing Risk		✓
Indexing Risk		✓	✓
Large Company Risk	✓	✓	✓
Non-Diversification Risk		✓	✓
Cash Position Risk	✓	✓	✓
Frequent Trading/ Portfolio Turnover Risk		✓	✓
Management Risk	✓	✓	✓	✓
Market Risk	✓	✓	✓	✓
Passive Management Risk		✓	✓
Sector Risk	✓	✓	✓
Valuation Risk	✓	✓	✓	✓
Special Situations Risk			✓
Small and Mid-Cap Company Risk	✓		✓
Derivatives Risk		✓	✓
Risk of Investment in other Funds or Pools	✓
Master-Feeder Structure Risk	✓
Foreign Investment Risks	✓
Emerging Markets risk	✓
Currency Risk	✓
Growth Company Risk	✓
Liquidity Risk	✓			✓
Money Market Instruments Risk				✓
U.S. Government Securities Risk				✓
Repurchase Agreement Risk				✓
Credit Risk				✓
Inflation Risk				✓
LIBOR Risk				✓
Prepayment Risk				✓

Description of Principal Risks

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.

Momentum Investing Risk The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than

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returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum, and they may experience rapid and substantial declines in value. In addition, there may be periods when the momentum style of investing is out of favor, and the investment performance of a fund may suffer compared to the returns from other styles of investing.

Indexing Risk A fund’s performance may not track the performance of the index due to a number of factors, including fees and expenses of the fund, the fund’s cash positions, and differences between securities held by the fund and the securities comprising the index which may result from legal restrictions, costs, or liquidity constraints, especially during times when a sampling methodology is used.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Non-Diversification Risk Because a fund may invest a relatively large percentage of its assets in a single issuer or small number of issuers than a diversified fund, the fund’s performance could be closely tied to the value of one issuer or a small number of issuers and could be more volatile than the performance of a diversified fund.

Cash Position Risk If a fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the fund may not achieve its investment objective.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the fund’s performance.

Management Risk Managed funds rely on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that a fund will achieve the intended results and the fund may incur significant losses.

Market Risk The value of the fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Passive Management Risk With an indexing strategy, there is no attempt to seek returns in excess of a benchmark index, to use defensive strategies, or to reduce the effects of any long-term poor investment performance. Therefore, the fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the index, even if that security generally is underperforming.

Sector Risk The fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.

Valuation Risk The fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Special Situations Risk Special situations often involve much greater risk than is found in the normal course of investing, which could negatively impact the fund.

Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

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Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Risk of Investment in Other Funds or Pools A fund that invests in other funds or pools is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. ETFs are subject to special risks, including secondary market trading risks and the risk that an ETF’s shares may trade above or below net asset value. The fund indirectly pays a portion of the expenses incurred by the underlying funds.

Master-Feeder Structure Risk Other feeder funds may also invest in the Master Fund, including larger feeder funds with more voting power than the Fund over the operations of a Master Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of a Master Fund borne by the Fund.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the fund (or clients of the fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.

Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the fund may be required to hold an illiquid investment that is declining in value, or it may

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be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the fund at any time. The fund may not receive the proceeds from the sale of certain investments for an extended period.

Money Market Instruments Risk The value of a money market instrument typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as changes in the financial condition of the issuer or borrower, specific market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for money market instruments.

U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

Repurchase Agreement Risk  These transactions must be fully collateralized, but involve credit risk to a fund if the other party should default on its obligation and the fund is delayed or prevented from recovering the collateral.

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the fund.

Inflation Risk The value of assets or income from the fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the fund’s assets can decline as can the value of the fund’s distributions.

LIBOR Risk Certain instruments in which the fund may invest rely in some fashion upon the London-Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR, including an extension by the ICE Benchmark Administration to postpone certain aspects of the LIBOR transition to June 2023, and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the fund.

Prepayment Risk Prepayment risk is the risk that principal of a debt obligation will be repaid at a faster rate than anticipated. In such a case, a fund may lose the benefit of a favorable interest rate for the remainder of the term of the security in question, and may only be able to reinvest the amount of the prepayment at a less favorable rate.

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APPENDIX G

COMPARISON OF PERFORMANCE, FEES, AND EXPENSES FOR EACH FUND IN PROPOSAL 2

Performance Information

The following table provides some indication of the risks of investing in the Funds. It shows how each Fund’s average annual returns for 1, 5, and 10 years (or since inception) compare with each other Fund. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Funds. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how a Fund will perform in the future.

Fund	Average Annual Total Returns For periods ended (12/31/2021)
	1 Year	5 Years	10 Years
MML American Funds International Fund (Service Class I)	-1.96%	9.14%	7.64%
MML Equity Momentum Fund (Class II)	21.93%	17.68%	13.73%*
MML Equity Momentum Fund (Service Class I)	21.59%	17.39%	13.43%*
MML Special Situations Fund (Class II)	1.71%	13.02%	9.27%*
MML Special Situations Fund (Service Class I)	1.42%	12.73%	9.00%*
MML U.S. Government Money Market Fund (Initial Class)	0.00%	0.72%	0.37%
MML U.S. Government Money[1] Market Fund (Service Class)	—%	—%	—%

*	Since Inception 05/15/15
[1]	Performance information is not available for this class as it has never had any assets.
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Expenses and Fees of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Funds. The expenses in the table do not reflect deductions at the separate account or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.

Annual Fund Operating Expenses (as a percentage of the value of your investment)	MML American Funds International Fund		MML Equity Momentum Fund		MML Special Situations Fund		MML U.S. Government Money Market Fund
	Service Class I1		Class II	Service Class I	Class II	Service Class I	Initial Class	Service Class
Management Fees	0.63%	—	0.60%	0.60%	0.60%	0.60%	0.48%	0.48%
Distribution and Service (Rule 12b-1) Fees	0.25%	—	None	0.25%	None	0.25%	None	0.25%
Other Expenses	0.41%	—	0.36%	0.36%	0.36%	0.36%	0.04%	0.04%
Acquired Fund Fees and Expenses	None	—	None	None	None	None	None	None
Total Annual Fund Operating Expenses	1.29%[2]	—	0.96%	1.21%	0.96%	1.21%	0.52%	0.77%
Fee Waiver	None	—	(0.25%)	(0.25%)	(0.05%)	(0.05%)	None	None
Total Annual Fund Operating Expenses after Fee Waiver	1.29%	—	0.71%[3]	0.96%[4]	0.91%[5]	1.16%[6]	0.52%	0.77%

[1]	Reflects the combined expenses of the Master International Fund and the Fund. The Fund has a management fee of 0.15%, Rule 12b-1 Fees of 0.25%, and other expenses of 0.35%. The Master International Fund has a management fee of 0.48% and other expenses of 0.06%.
[2]	Because Total Annual Fund Operating Expenses include Master Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Fund’s prospectus, which reflect the operating expenses of the Fund and do not include the Master Fund Fees and Expenses.
[3]	The expenses in this column reflect a written agreement by MML Advisers to waive 0.25% of its management fees through April 30, 2022. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.
[4]	The expenses in this column reflect a written agreement by MML Advisers to waive 0.25% of its management fees through April 30, 2022. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.
[5]	The expenses in this column reflect a written agreement by MML Advisers to waive 0.05% of its management fees through April 30, 2022. This agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.
[6]	The expenses in this column reflect a written agreement by MML Advisers to waive 0.05% of its management fees through April 30, 2022. This agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.
G-2

Expense Example:

The following example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment earns a 5% return each year, and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	Example Expenses
	1 Year	3 Year	5 Year	10 Year
MML American Funds International Fund (Service Class I)	$131	$409	$708	$1,556
MML Equity Momentum Fund (Class II)	$73	$281	$507	$1,155
MML Equity Momentum Fund (Service Class I)	$98	$359	$641	$1,444
MML Special Situations Fund (Class II)	$93	$301	$526	$1,173
MML Special Situations Fund (Service Class I)	$118	$379	$660	$1,462
MML U.S. Government Money Market Fund (Initial Class)	$53	$167	$291	$653
MML U.S. Government Money Market Fund (Service Class)	$79	$246	$428	$954
G-3

APPENDIX H

Fees billed by Deloitte & Touche LLP each of the last two fiscal years for services rendered to the Funds are shown below.

Fiscal Year ending December 31, 2021	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MML Blue Chip Growth Fund	$33,743.00	$1,331.21	$1,050.00	$-
MML Equity Income Fund	$33,051.00	$1,079.89	$-	$-
MML Equity Index Fund	$33,743.00	$1,630.05	$-	$-
MML Focused Equity Fund	$33,051.00	$721.42	$-	$-
MML Foreign Fund	$34,784.00	$645.40	$-	$-
MML Fundamental Equity Fund	$33,051.00	$469.74	$-	$-
MML Fundamental Value Fund	$33,050.00	$478.49	$-	$-
MML Global Fund	$34,784.00	$916.86	$-	$-
MML Growth & Income Fund	$33,050.00	$386.78	$-	$-
MML Income & Growth Fund	$33,743.00	$638.49	$-	$-
MML International Equity Fund	$35,476.00	$413.72	$6,812.50	$-
MML Large Cap Growth Fund	$33,050.00	$376.21	$-	$-
MML Managed Volatility Fund	$33,050.00	$333.67	$-	$-
MML Mid Cap Growth Fund	$33,743.00	$1,259.31	$-	$-
MML Mid Cap Value Fund	$33,743.00	$941.41	$-	$-
MML Small Cap Growth Equity Fund	$33,743.00	$501.93	$-	$-
MML Small Company Value Fund	$33,743.00	$226.81	$-	$-
MML Small/Mid Cap Value Fund	$33,050.00	$460.91	$-	$-
MML Total Return Bond Fund	$43,304.00	$848.98	$-	$-
MML Conservative Allocation Fund	$28,197.00	$1,011.00	$-	$-
MML Balanced Allocation Fund	$28,197.00	$1,148.80	$-	$-
MML Moderate Allocation Fund	$28,197.00	$4,401.13	$-	$-
MML Growth Allocation Fund	$28,197.00	$2,960.94	$-	$-
MML Aggressive Allocation Fund	$28,197.00	$392.71	$-	$-
MML American Funds Growth Fund	$28,197.00	$623.33	$-	$-
MML American Funds International Fund	$28,197.00	$139.17	$-	$-
MML American Funds Core Allocation Fund	$28,197.00	$2,160.32	$-	$-
MML Blend Fund	$33,510.00	$1,896.02	$-	$-
MML Dynamic Bond Fund	$43,051.00	$766.41	$-	$-
MML Equity Fund	$33,050.00	$2,010.59	$-	$-
MML Equity Momentum Fund	$28,324.00	$101.13	$-	$-
MML Equity Rotation Fund	$28,324.00	$107.17	$-	$-
MML High Yield Fund	$34,784.00	$219.39	$-	$-
MML Inflation-Protected and Income Fund	$35,801.00	$772.52	$-	$-
MML iShares® 60/40 Allocation Fund	$-	$-	$-	$-
MML iShares® 80/20 Allocation Fund	$-	$-	$-	$-
MML Managed Bond Fund	$34,206.00	$2,424.06	$-	$-
MML Short-Duration Bond Fund	$34,898.00	$443.61	$-	$-
MML Small Cap Equity Fund	$33,975.00	$329.67	$-	$-
MML Special Situations Fund	$28,324.00	$92.05	$-	$-
MML Strategic Emerging Markets Fund	$34,784.00	$252.82	$21,983.75	$-
MML U.S. Government Money Market Fund	$28,543.00	$467.88	$-	$-
H-1

Fiscal Year ending December 31, 2020	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MML Blue Chip Growth Fund	$50,073.30	$1,125.03	$2,437.00	$-
MML Equity Income Fund	$49,134.91	$1,019.36	$2,437.00	$-
MML Equity Index Fund	$50,336.43	$1,383.61	$2,437.00	$-
MML Focused Equity Fund	$48,788.94	$662.07	$2,437.00	$-
MML Foreign Fund	$51,461.80	$673.60	$2,437.00	$-
MML Fundamental Equity Fund	$48,625.35	$374.06	$2,437.00	$-
MML Fundamental Value Fund	$48,746.95	$455.73	$2,437.00	$-
MML Global Fund	$51,539.24	$934.74	$2,437.00	$-
MML Growth & Income Fund	$48,675.41	$336.96	$2,437.00	$-
MML Income & Growth Fund	$49,894.54	$626.05	$2,437.00	$-
MML International Equity Fund	$52,283.51	$384.27	$2,437.00	$-
MML Large Cap Growth Fund	$48,615.34	$299.32	$2,437.00	$-
MML Managed Volatility Fund	$48,690.98	$339.99	$2,437.00	$-
MML Mid Cap Growth Fund	$50,189.85	$1,196.11	$2,437.00	$-
MML Mid Cap Value Fund	$50,098.06	$943.79	$2,437.00	$-
MML Small Cap Growth Equity Fund	$49,764.21	$439.01	$2,437.00	$-
MML Small Company Value Fund	$49,623.31	$204.35	$2,437.00	$-
MML Small/Mid Cap Value Fund	$48,755.68	$425.02	$2,437.00	$-
MML Total Return Bond Fund	$75,316.46	$836.07	$3,053.00	$-
MML Conservative Allocation Fund	$41,945.87	$998.64	$2,324.00	$-
MML Balanced Allocation Fund	$42,118.31	$1,197.78	$2,324.00	$-
MML Moderate Allocation Fund	$44,421.94	$4,663.06	$2,324.00	$-
MML Growth Allocation Fund	$43,563.18	$3,417.20	$2,324.00	$-
MML Aggressive Allocation Fund	$41,570.39	$354.14	$2,324.00	$-
MML American Funds Growth Fund	$41,608.85	$503.74	$2,324.00	$-
MML American Funds International Fund	$41,435.31	$137.92	$2,324.00	$-
MML American Funds Core Allocation Fund	$42,755.45	$2,239.22	$2,324.00	$-
MML Blend Fund	$50,156.02	$1,681.69	$2,661.00	$-
MML Dynamic Bond Fund	$75,373.68	$888.66	$3,076.00	$-
MML Equity Fund	$49,608.36	$1,702.53	$2,437.00	$-
MML Equity Momentum Fund	$41,577.82	$78.99	$2,437.00	$-
MML Equity Rotation Fund	$41,580.60	$79.60	$2,437.00	$-
MML High Yield Fund	$51,193.87	$286.65	$2,437.00	$-
MML Inflation-Protected and Income Fund	$53,026.32	$802.48	$2,661.00	$-
MML iShares® 60/40 Allocation Fund	$-	$-	$-	$-
MML iShares® 80/20 Allocation Fund	$-	$-	$-	$-
MML Managed Bond Fund	$51,789.90	$2,492.06	$2,661.00	$-
MML Short-Duration Bond Fund	$51,470.49	$461.95	$2,661.00	$-
MML Small Cap Equity Fund	$49,984.77	$252.09	$2,437.00	$-
MML Special Situations Fund	$41,573.15	$65.70	$2,437.00	$-
MML Strategic Emerging Markets Fund	$51,213.08	$320.07	$2,437.00	$-
MML U.S. Government Money Market Fund	$42,105.37	$411.69	$2,437.00	$-
H-2

APPENDIX I

Interests of Certain Persons

As of February 25, 2022, to the best knowledge of each Fund, the following shareholders beneficially owned more than 5% of the outstanding shares of any class of such Fund.

Name of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MML Blue Chip Growth Fund
MML Moderate Allocation Fund	Initial	5386236.698	27.85
MML Growth Allocation Fund	Initial	4606227.414	23.82
Mass Mutual Variable Annuity Separate Account 4	Initial	3001185.593	15.52
C.M. Multi-Account A	Initial	1684122.006	8.71
MML Balanced Allocation Fund	Initial	1228224.252	6.35
Mass Mutual Variable Annuity Separate Account 4	Service	9950049.439	100
MML Equity Income Fund
Mass Mutual Variable Annuity Separate Account 4	Initial	11462536.91	39.18
MML Moderate Allocation Fund	Initial	6721380.677	22.97
MML Growth Allocation Fund	Initial	5695906.938	19.47
C.M. Multi-Account A	Initial	1658571.241	5.67
MML Balanced Allocation Fund	Initial	1493844.098	5.11
Mass Mutual Variable Annuity Separate Account 4	Service	7158938.198	100
MML Equity Index Fund
Mass Mutual Variable Annuity Separate Account 4	Class I	1052777.666	57.9
C.M. Multi-Account A	Class I	672171.22	36.97
Panorama Separate Account	Class I	93283.002	5.13
Mass Mutual Variable Life Separate Account I	Class II	3408350.945	40.32
MML Bay State Variable Life Separate Account I	Class II	2354765.081	27.86
C.M. Life Variable Life Separate Account I	Class II	1829179.756	21.64
Mass Mutual Variable Life Separate Account III	Class II	860959.766	10.18
MML Bay State Variable Life Separate Account II	Class III	9972813.26	97.98
Mass Mutual Variable Annuity Separate Account 4	Service 1	1326059.332	86.93
Mass Mutual Variable Life Separate Account I	Service 1	199316.919	13.07
MML Focused Equity Fund
MML Moderate Allocation Fund	Class II	17756273.93	44.3
MML Growth Allocation Fund	Class II	13395672.07	33.42
MML Balanced Allocation Fund	Class II	3667180.121	9.15
MML Conservative Allocation Fund	Class II	2792712.46	6.97
MML Aggressive Allocation Fund	Class II	2417732.094	6.03
Mass Mutual Variable Annuity Separate Account 4	Service 1	2742001.504	96
I-1

Name of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MML Foreign Fund
Mass Mutual Variable Annuity Separate Account 4	Initial	10203076.17	48.68
MML Moderate Allocation Fund	Initial	4194846.996	20.02
MML Growth Allocation Fund	Initial	3490072.502	16.65
Mass Mutual Variable Annuity Separate Account 4	Service	721782.274	100
MML Fundamental Equity Fund
MML Moderate Allocation Fund	Class II	7146908.909	41.43
MML Growth Allocation Fund	Class II	6293726.692	36.48
MML Balanced Allocation Fund	Class II	1556209.026	9.02
MML Conservative Allocation Fund	Class II	1147001.207	6.65
MML Aggressive Allocation Fund	Class II	1012895.291	5.87
Mass Mutual Variable Annuity Separate Account 4	Service 1	2014398.847	94.94
C.M. Multi-Account A	Service 1	107326.546	5.06
MML Fundamental Value Fund
MML Aggressive Allocation Fund	Class II	694316.098	6.05
MML Balanced Allocation Fund	Class II	1014647.789	8.85
MML Conservative Allocation Fund	Class II	792858.461	6.91
MML Growth Allocation Fund	Class II	4097249.1	35.72
MML Moderate Allocation Fund	Class II	4863436.26	42.4
C.M. Multi-Account A	Service 1	114368.75	7.27
Mass Mutual Variable Annuity Separate Account 4	Service 1	1459869.197	92.73
MML Global Fund
MML Moderate Allocation Fund	Class I	4348958.217	44.59
MML Growth Allocation Fund	Class I	3415383.324	35.02
MML Balanced Allocation Fund	Class I	922505.748	9.46
C.M. Multi-Account A	Class II	928409.05	71.54
Mass Mutual Variable Annuity Separate Account 4	Class II	323648.523	24.94
Mass Mutual Variable Annuity Separate Account 4	Service 1	1320871.956	99.07
MML Growth & Income Fund
Mass Mutual Variable Annuity Separate Account 4	Initial	2970123.472	65.83
C.M. Multi-Account A	Initial	1460395.438	32.37
Mass Mutual Variable Annuity Separate Account 4	Service	2498134.65	100
MML Income & Growth Fund
MML Moderate Allocation Fund	Initial	5544198.622	31.55
MML Growth Allocation Fund	Initial	4781718.963	27.21
MML Balanced Allocation Fund	Initial	1210805.686	6.89
MML Conservative Allocation Fund	Initial	914525.516	5.2
C.M. Multi-Account A	Initial	2052205.373	11.68
Mass Mutual Variable Annuity Separate Account 4	Initial	1862753.596	10.6
Mass Mutual Variable Annuity Separate Account 4	Service	2555247.536	100
I-2

Name of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MML International Equity Fund
MML Moderate Allocation Fund	Class II	9450756.776	42.55
MML Growth Allocation Fund	Class II	8043634.135	36.22
MML Balanced Allocation Fund	Class II	2056195.927	9.26
MML Aggressive Allocation Fund	Class II	1343859.028	6.05
MML Conservative Allocation Fund	Class II	1306788.874	5.88
Mass Mutual Variable Annuity Separate Account 4	Service 1	765723.586	98.3
MML Large Cap Growth Fund
MML Growth Allocation Fund	Initial	3686262.135	28.72
C.M. Multi-Account A	Initial	1294327.446	10.08
Mass Mutual Variable Annuity Separate Account 4	Initial	1125726.274	8.77
MML Balanced Allocation Fund	Initial	1001968.396	7.81
MML Conservative Allocation Fund	Initial	705825.814	5.5
MML Aggressive Allocation Fund	Initial	651373.18	5.07
Mass Mutual Variable Annuity Separate Account 4	Service	1803818.786	100
MML Managed Volatility Fund
Mass Mutual Variable Annuity Separate Account 4	Initial	5777320.989	78.64
Mass Mutual Variable Life Separate Account I	Initial	742694.145	10.11
C.M. Multi-Account A	Initial	635561.572	8.65
Mass Mutual Variable Annuity Separate Account 4	Service	1669066.222	100
MML Mid Cap Growth Fund
C.M. Multi-Account A	Initial	5542766.981	27.14
Mass Mutual Variable Annuity Separate Account 4	Initial	5072445.365	24.84
MML Moderate Allocation Fund	Initial	3517180.503	17.22
MML Growth Allocation Fund	Initial	2999251.57	14.69
Panorama Plus Separate Account	Initial	1202886.069	5.89
MML Mid Cap Value Fund
C.M. Multi-Account A	Initial	3757866.428	16.35
MML Moderate Allocation Fund	Initial	3751232.153	16.32
MML Growth Allocation Fund	Initial	3136350.883	13.65
Mass Mutual Variable Annuity Separate Account 4	Initial	10238938.22	44.55
Mass Mutual Variable Annuity Separate Account 4	Service	4442749.39	100
MML Small Cap Growth Equity Fund
Mass Mutual Variable Annuity Separate Account 4	Initial	5591580.258	52.42
Mass Mutual Variable Life Separate Account I	Initial	1387290.348	13.01
C.M. Multi-Account A	Initial	1035865.476	9.71
MML Growth Allocation Fund	Initial	759085.418	7.12
MML Moderate Allocation Fund	Initial	683250.222	6.41
C.M. Life Variable Life Separate Account I	Initial	552136.263	5.18
Mass Mutual Variable Annuity Separate Account 4	Service	2363153.547	100
I-3

Name of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MML Small Company Value Fund
MML Growth Allocation Fund	Class II	1471272.502	39.6
MML Moderate Allocation Fund	Class II	1457445.8	39.23
MML Balanced Allocation Fund	Class II	290214.131	7.81
MML Conservative Allocation Fund	Class II	236107.461	6.36
MML Aggressive Allocation Fund	Class II	235494.883	6.34
Mass Mutual Variable Annuity Separate Account 4	Service 1	1729004.415	96.59
MML Small/Mid Cap Value Fund
Mass Mutual Variable Annuity Separate Account 4	Initial	6607482.019	66.6
MML Moderate Allocation Fund	Initial	1018948.75	10.27
C.M. Multi-Account A	Initial	931339.584	9.39
MML Growth Allocation Fund	Initial	804142.995	8.11
Mass Mutual Variable Annuity Separate Account 4	Service	2035877.465	100
MML Total Return Bond Fund
MML Moderate Allocation Fund	Class II	15167817.1	45.63
MML Growth Allocation Fund	Class II	7072504.598	21.28
MML Balanced Allocation Fund	Class II	5335585.899	16.05
MML Conservative Allocation Fund	Class II	5260366.422	15.82
Mass Mutual Variable Annuity Separate Account 4	Service 1	4442325.126	94.7
C.M. Multi-Account A	Service 1	248632.944	5.3
MML Conservative Allocation Fund
Mass Mutual Variable Annuity Separate Account 4	Initial	6117246.645	76.36
C.M. Multi-Account A	Initial	1737956.773	21.69
Mass Mutual Variable Annuity Separate Account 4	Service	29228800.05	100
MML Balanced Allocation Fund
Mass Mutual Variable Annuity Separate Account 4	Initial	7172181.446	73.74
C.M. Multi-Account A	Initial	2336804.364	24.02
Mass Mutual Variable Annuity Separate Account 4	Service	33305782.9	100
MML Moderate Allocation Fund
Mass Mutual Variable Annuity Separate Account 4	Initial	18225691.97	75.33
C.M. Multi-Account A	Initial	5785743.512	23.92
Mass Mutual Variable Annuity Separate Account 4	Service	125058531.5	100
MML Growth Allocation Fund
Mass Mutual Variable Annuity Separate Account 4	Initial	36532889.81	84.23
C.M. Multi-Account A	Initial	6214842.623	14.33
Mass Mutual Variable Annuity Separate Account 4	Service	74758071.38	100
MML Aggressive Allocation Fund
Mass Mutual Variable Annuity Separate Account 4	Initial	3043624.421	49.64
C.M. Multi-Account A	Initial	2632698.068	42.93
Mass Mutual Variable Annuity Separate Account 4	Service	8300287.758	100
I-4

Name of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MML American Funds Growth Fund
Mass Mutual Variable Annuity Separate Account 4	Service 1	12441144.69	96.53
MML American Funds International Fund
Mass Mutual Variable Annuity Separate Account 4	Service 1	5493902.918	96.44
MML American Funds Core Allocation Fund
Mass Mutual Variable Annuity Separate Account 4	Service 1	67488246.67	98.42
MML Blend Fund
Mass Mutual Variable Annuity Separate Account 1	Initial	11410992.98	38.82
MML Bay State Variable Life Separate Account I	Initial	5308523.208	18.06
C.M. Multi-Account A	Initial	3386220.68	11.52
Mass Mutual Variable Annuity Separate Account 4	Initial	3254434.116	11.07
Mass Mutual Variable Annuity Separate Account 2	Initial	3120414.44	10.62
Mass Mutual Variable Life Separate Account I	Initial	1700538.674	5.79
Mass Mutual Variable Annuity Separate Account 4	Service	10542389.95	100
MML Dynamic Bond Fund
MML Moderate Allocation Fund	Class II	13170828.75	45.85
MML Growth Allocation Fund	Class II	6026023.955	20.98
MML Balanced Allocation Fund	Class II	4661615.989	16.23
MML Conservative Allocation Fund	Class II	4543954.359	15.82
Mass Mutual Variable Annuity Separate Account 4	Service 1	1358230.388	100
MML Equity Fund
MML Bay State Variable Life Separate Account I	Initial	9433176.62	37.34
Mass Mutual Variable Annuity Separate Account 1	Initial	6995825.903	27.69
Mass Mutual Variable Life Separate Account I	Initial	3304912.195	13.08
Mass Mutual Variable Annuity Separate Account 2	Initial	2069708.761	8.19
C.M. Life Variable Life Separate Account I	Initial	1390473.772	5.5
Mass Mutual Variable Annuity Separate Account 4	Service	3290898.056	100
MML Equity Momentum Fund
MassMutual Corporate Seed	Class II	4022597.676	100
MML Equity Rotation Fund
MassMutual Corporate Seed	Class II	3603676.478	100
Mass Mutual Variable Annuity Separate Account 4	Service 1	174013.972	90.66
MassMutual Corporate Seed	Service 1	17924.93	9.34
MML High Yield Fund
MML Moderate Allocation Fund	Class II	1206086.853	50.38
MML Growth Allocation Fund	Class II	456623.068	19.07
MML Balanced Allocation Fund	Class II	339051.698	14.16
MML Conservative Allocation Fund	Class II	316302.493	13.21
Mass Mutual Variable Annuity Separate Account 4	Service 1	4861806.185	91.32
C.M. Multi-Account A	Service 1	324911.358	6.1
I-5

Name of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MML Inflation-Protected and Income Fund
Mass Mutual Variable Annuity Separate Account 4	Initial	11175517.58	52.57
MML Moderate Allocation Fund	Initial	3754277.069	17.66
MML Growth Allocation Fund	Initial	1832200.115	8.62
MML Balanced Allocation Fund	Initial	1398922.35	6.58
MML Conservative Allocation Fund	Initial	1370704.774	6.45
Mass Mutual Variable Annuity Separate Account 4	Service	4895437.434	100
MML iShares® 60/40 Allocation Fund
MassMutual Corporate Seed	Class II	2490000	100
MassMutual Corporate Seed	Service	10000	100
MML iShares® 80/20 Allocation Fund
MassMutual Corporate Seed	Class II	2490000	100
MassMutual Corporate Seed	Service 1	10000	100
MML Managed Bond Fund
MML Moderate Allocation Fund	Initial	18364411.12	31.93
MML Growth Allocation Fund	Initial	8466040.797	14.72
Mass Mutual Variable Annuity Separate Account 4	Initial	8061468.131	14.01
MML Balanced Allocation Fund	Initial	6501619.413	11.3
MML Conservative Allocation Fund	Initial	6451119.504	11.21
Mass Mutual Variable Life Separate Account I	Initial	2945732.946	5.12
Mass Mutual Variable Annuity Separate Account 4	Service	19193690.54	98.04
MML Short-Duration Bond Fund
MML Moderate Allocation Fund	Class II	6094112.327	45.27
MML Growth Allocation Fund	Class II	2867187.632	21.3
MML Balanced Allocation Fund	Class II	2144902.054	15.93
MML Conservative Allocation Fund	Class II	2062090.816	15.32
Mass Mutual Variable Annuity Separate Account 4	Service 1	3597095.087	90.84
C.M. Multi-Account A	Service 1	244894.672	6.18
MML Small Cap Equity Fund
Mass Mutual Variable Life Separate Account I	Initial	2553171.231	28.23
Mass Mutual Variable Annuity Separate Account 4	Initial	2256858.236	24.96
C.M. Multi-Account A	Initial	1805616.702	19.97
C.M. Life Variable Life Separate Account I	Initial	1411118.652	15.6
MML Bay State Variable Life Separate Account I	Initial	848539.78	9.38
Mass Mutual Variable Annuity Separate Account 4	Service	2397138.13	100
MML Special Situations Fund
MassMutual Corporate Seed	Class II	3076268.362	100
Mass Mutual Variable Annuity Separate Account 4	Service 1	87711.65	85.12
MassMutual Corporate Seed	Service 1	15336.872	14.88
I-6

Name of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MML Strategic Emerging Markets Fund
MML Moderate Allocation Fund	Class II	2044046.33	42.39
MML Growth Allocation Fund	Class II	1695482.189	35.16
MML Balanced Allocation Fund	Class II	421698.567	8.74
MML Conservative Allocation Fund	Class II	350717.471	7.27
MML Aggressive Allocation Fund	Class II	295892.997	6.14
Mass Mutual Variable Annuity Separate Account 4	Service 1	1465221.37	92.74
C.M. Multi-Account A	Service 1	114761.114	7.26
MML U.S. Government Money Market Fund
Mass Mutual Variable Annuity Separate Account 4	Initial	89241247.74	48.15
Mass Mutual Variable Life Separate Account III	Initial	25483870.55	13.75
Mass Mutual Variable Life Separate Account I	Initial	22573028.39	12.18
C.M. Multi-Account A	Initial	19334021.69	10.43
I-7

MASSMUTUAL
1295 STATE STREET
SPRINGFIELD, MASSACHUSETTS 01111

To vote by Internet

1) Read the Proxy Statement and have the Voting Instruction card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the Voting Instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the Voting Instruction card below.
3) Sign and date the Voting Instruction card.
4) Return the Voting Instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D69755-S42270

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR each of the following proposals:

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.
1. To elect ten Trustees to the Board of Trustees	☐	☐	☐	______________________

01) Allan W. Blair
02) Nabil N. El-Hage
03) Michael R. Fanning
04) Maria D. Furman
05) R. Bradford Malt
06) C. Ann Merrifield
07) Clifford M. Noreen
08) Cynthia R. Plouché
09) Jason J. Price
10) Susan B. Sweeney

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on May 25, 2022:
The Letter to Shareholder, Notice of Meeting, and Proxy Statement are available online at **www.proxyvote.com**.

D69756-S42270

MML SERIES INVESTMENT FUND
MML SERIES INVESTMENT FUND II

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of one or more funds comprising the MML SERIES INVESTMENT FUND or the MML SERIES INVESTMENT FUND II (separately, a "Trust" and together the "Trusts"), hereby appoints Douglas Steele, Renee Hitchcock, Andrew Goldberg, and Jill Nareau Robert, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund, as referenced on the reverse side, standing in the name of the undersigned at the close of business on February 25, 2022, at a Special Meeting to be held virtually on May 25, 2022, at 3:30 p.m. Eastern Time and at any postponement or adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Special Meeting.

Shareholders must register in advance to attend the Virtual Meeting by visiting https://viewproxy.com/MassMutual/broadridgevsm/

THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSALS. THE PROXIES ARE ALSO AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY MEETING FOLLOWING POSTPONEMENTS OR ADJOURNMENTS THEREOF.

PLEASE VOTE, SIGN, AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

MASSMUTUAL
1295 STATE STREET
SPRINGFIELD, MASSACHUSETTS 01111

To vote by Internet

1) Read the Proxy Statement and have the Voting Instruction card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the Voting Instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the Voting Instruction card below.
3) Sign and date the Voting Instruction card.
4) Return the Voting Instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D69757-S42270

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the each of the following proposals:

	For All	Withhold All	For All Except
1. To elect ten Trustees to the Board of Trustees	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

01) Allan W. Blair
02) Nabil N. El-Hage
03) Michael R. Fanning
04) Maria D. Furman
05) R. Bradford Malt
06) C. Ann Merrifield
07) Clifford M. Noreen
08) Cynthia R. Plouché
09) Jason J. Price
10) Susan B. Sweeney

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on May 25, 2022:
The Letter to Shareholder, Notice of Meeting, and Proxy Statement are available online at **www.proxyvote.com**.

D69758-S42270

MML SERIES INVESTMENT FUND
MML SERIES INVESTMENT FUND II

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of one or more funds comprising the MML SERIES INVESTMENT FUND or the MML SERIES INVESTMENT FUND II (separately, a "Trust" and together the "Trusts"), hereby appoints Douglas Steele, Renee Hitchcock, Andrew Goldberg, and Jill Nareau Robert, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund, as referenced on the reverse side, standing in the name of the undersigned at the close of business on February 25, 2022, at a Special Meeting to be held virtually on May 25, 2022, at 3:30 p.m. Eastern Time and at any postponement or adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Special Meeting.

Shareholders must register in advance to attend the Virtual Meeting by visiting https://viewproxy.com/MassMutual/broadridgevsm/

THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSALS. THE PROXIES ARE ALSO AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY MEETING FOLLOWING POSTPONEMENTS OR ADJOURNMENTS THEREOF.

PLEASE VOTE, SIGN, AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

MASSMUTUAL
1295 STATE STREET
SPRINGFIELD, MASSACHUSETTS 01111

To vote by Internet

1) Read the Proxy Statement and have the Voting Instruction card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the Voting Instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the Voting Instruction card below.
3) Sign and date the Voting Instruction card.
4) Return the Voting Instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D69759-S42270

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:

	For All	Withhold All	For All Except
1. To elect ten Trustees to the Board of Trustees	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

01) Allan W. Blair	06) C. Ann Merrifield
02) Nabil N. El-Hage	07) Clifford M. Noreen
03) Michael R. Fanning	08) Cynthia R. Plouché
04) Maria D. Furman	09) Jason J. Price
05) R. Bradford Malt	10) Susan B. Sweeney

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on May 25, 2022:
The Letter to Shareholder, Notice of Meeting, and
Proxy Statement are available online at **www.proxyvote.com**.

D69760-S42270

MML SERIES INVESTMENT FUND
MML SERIES INVESTMENT FUND II

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of one or more funds comprising the MML SERIES INVESTMENT FUND or the MML SERIES INVESTMENT FUND II (separately, a "Trust" and together the "Trusts"), hereby appoints Douglas Steele, Renee Hitchcock, Andrew Goldberg, and Jill Nareau Robert, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund, as referenced on the reverse side, standing in the name of the undersigned at the close of business on February 25, 2022, at a Special Meeting to be held virtually on May 25, 2022, at 3:30 p.m. Eastern Time and at any postponement or adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting.

Shareholders must register in advance to attend the Virtual Meeting by visiting https://viewproxy.com/MassMutual/broadridgevsm/

THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL. THE PROXIES ARE ALSO AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY MEETING FOLLOWING POSTPONEMENTS OR ADJOURNMENTS THEREOF.

PLEASE VOTE, SIGN, AND DATE ON THE REVERSE SIDE
AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.